UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07943

Nuveen Multistate Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Semi-Annual Report November 30, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I

Nuveen Georgia Municipal Bond Fund	FGATX	FGCCX	FGACX	FGARX
Nuveen Louisiana Municipal Bond Fund	FTLAX	FAFLX	FTLCX	FTLRX
Nuveen North Carolina Municipal Bond Fund	FLNCX	FDCCX	FCNCX	FCNRX
Nuveen Tennessee Municipal Bond Fund	FTNTX	FTNDX	FTNCX	FTNRX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After a sluggish first half of 2016, the U.S. economy gained some momentum in the third quarter. In fact, it was the economy’s strongest quarterly acceleration in two years, propelled by healthy consumer spending, a temporary surge in exports and a turnaround in inventories. As the year wound down, 2016 looked on track to deliver the same steady-but-slow growth that has characterized the seven-year recovery.

A year ago, the U.S. Federal Reserve (Fed) took the first step toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. Speculation about the Fed’s intentions since then has been a strong influence on the markets throughout 2016. After remaining on hold for a year, the Fed judged that the economy’s modest growth, the return to “full” employment and an uptick in inflation were sufficient to raise the target rate at the December 2016 meeting.

The global economy stayed on a path of low growth overall. Some concerns eased in 2016: China managed a gradual slowdown, stabilizing commodity prices provided some relief to emerging markets and the U.K. and eurozone economies held steady despite the U.K.’s surprise vote to leave the European Union. However, other uncertainties have surfaced. The threat of protectionism and potential trade wars has risen amid the populist sentiment underscoring the Brexit majority and the election of Donald Trump, as well as appearing in campaign rhetoric across Europe as elections loom in 2017. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently at or near zero across the developed world and only slightly higher than that in the U.S.; nonetheless, growth has remained subdued.

Since the election, U.S. stocks have rallied strongly on expectations that the Republican controlled Congress and Trump administration will pursue more business friendly policies. But the details have yet to be seen. Given muted global growth, the risk of policy errors by central banks around the world, the unfolding Brexit process and an uncertain political outlook (not just in the U.S. but also in Europe), we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

January 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Georgia Municipal Bond Fund

Nuveen Louisiana Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

Nuveen Tennessee Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. Portfolio managers Daniel J. Close, CFA, and Steven M. Hlavin review key investment strategies and the performance of the Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund and Nuveen Tennessee Municipal Bond Fund. Dan has managed the Georgia, North Carolina, and Tennessee Funds since 2007, and Steve has managed the Louisiana Fund since 2011.

How did the Funds perform during the six-month reporting period ended November 30, 2016?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the applicable six-month, one-year, five-year, ten-year and since-inception periods ended November 30, 2016. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average.

For the six-month reporting period, the Class A Shares at NAV of the Georgia, Louisiana, North Carolina and Tennessee Funds underperformed the S&P Municipal Bond Index as well as their Lipper classification average.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Georgia Municipal Bond Fund

The Nuveen Georgia Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2016. Sector allocation was the main factor behind the Fund’s relative underperformance, especially our positioning in the health care sector.

On the positive side, the Fund benefited modestly from its duration stance (meaning its sensitivity to changes in interest rates), as well as its credit quality positioning.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

From a duration standpoint, the Fund was helped by its overweighting in short-dated bonds and its underweighting among longer-dated issues. During the six-month reporting period, shorter bonds held up better than long-term issues as interest rates rose.

Meanwhile, in terms of credit quality, the Fund’s underweighting in bonds rated AAA added value, given that these high quality issues lagged the overall municipal bond market.

Security selection had a mixed impact. The Fund’s exposure to shorter-duration bonds added value, but our longest-duration holdings, including tender option bonds, struggled as long-term rates rose. The increase in rates also created a challenging environment for bonds purchased for the portfolio during this reporting period.

We received new investment inflows into the Georgia Fund throughout most of the reporting period, but that situation started to shift when conditions in the municipal bond market deteriorated later in the reporting period. On balance, we did more buying than selling. During the reporting period, we added a variety of bonds to the Georgia portfolio. These included a state general obligation (GO) bond issue, a local GO bond issue and two water/sewer issues. In general, our purchases consisted of higher rated bonds with intermediate and longer-intermediate maturities. In addition, we added what is referred to as debtor-in-possession financing for Oconee Regional Medical Center, a credit that was experiencing difficulty. We provided them with direct lien financing, which we believe is desirable because we are first in line to be repaid, should the bonds face further credit problems.

Most of our purchases took place early in the reporting period, when we had more proceeds to invest and saw a variety of opportunities that met our selection criteria. Funding for these purchases came primarily from investment inflows, as well as from the sale of some short-dated bonds with limited performance prospects that we saw as good sources of liquidity.

Nuveen Louisiana Municipal Bond Fund

The Nuveen Louisiana Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2016. The Louisiana municipal marketplace features a greater proportion of lower quality bonds than many other states. Thus, our natural overweighting in bonds with lower credit ratings was a significant detractor relative to the national index. In particular, the Fund was substantially overweighted in bonds with credit ratings of BBB and below, as well as non-rated securities. This focus was detrimental in a market environment that favored higher rated credits.

Duration and yield curve positioning was another negative performance factor. Our emphasis on bonds with more interest rate sensitivity hurt relative performance as rates rose. Meanwhile, sector allocation produced mixed results. On the positive side, our underweighting in local general obligation (GO) bonds, which lagged the index and our overweighting in the health care segment, which outperformed, helped results. In contrast, overweighting higher education and underweighting state GOs hurt, as these categories trailed and outpaced the index, respectively.

Security selection was a further source of difficulty. In particular, our choices among corporate-backed industrial development revenue bonds, which are generally backed by corporations in the utility and basic materials industries, underperformed comparable securities in the index. Here, our holdings in municipal debt affiliated with American Airlines and FirstEnergy produced lagging returns. Our tobacco bonds hampered performance as well. Even as security selection was negative overall, we did see good results from bonds affiliated with U.S. Steel, which performed comparatively well as steel prices continued to recover.

With a healthy amount of new investment inflows into the reporting period, we made a number of purchases that helped keep the Fund fully invested. Purchases included a handful of Louisiana bonds, including those of Shreveport Water and Sewerage and Ochsner Clinic Foundation. However, we were increasingly focused on buying higher yielding out-of-state bonds that we saw as unduly punished in the late-period municipal market selloff. We believed that the end of the reporting period challenges stemmed from technical selling pressures, rather than deteriorating fundamental factors. In other words, we believed our purchases represented opportunities for the Fund to invest at greater yields and better relative value and to see potential outperformance once market conditions improve. Out-of-state additions included the 3 World Trade Center Project (New York), LaGuardia Airport (New York), FirstEnergy (Ohio), American Airlines (Ohio) and tobacco bonds from a handful of states. All of these were relatively large bond issues widely held in multiple Nuveen portfolios and thoroughly researched by the firm’s analysts.

6	NUVEEN

New investment inflows into the Fund, coupled with bond calls and maturities, provided the bulk of the assets we used to finance new purchases. Meanwhile, our sales activity was limited. We sold a portion of the Fund’s exposure to U.S. Virgin Islands debt and took advantage to swap some lower yielding bonds with comparable higher rated securities, thus adding yields to the portfolio not seen in the marketplace for some time. The Fund also had exposure to the U.S. territorial bonds of Guam at period end.

Nuveen North Carolina Municipal Bond Fund

The Nuveen North Carolina Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2016, due partly to the Fund’s duration positioning. Specifically, our overweighting in long-duration bonds hampered results, given the negative effects of rising long-term interest rates on these issuers’ returns.

The Fund’s credit rating positioning distracted from performance, owing to our lack of exposure to B rated debt. This credit tier enjoyed particularly strong results, so it was detrimental to our relative performance that we did not maintain a weighting in this category.

On the positive side, the Fund benefited from its sector positioning, especially an underweighting in local general obligation (GO) bonds, in light of these securities’ relative underperformance. Security selection added value as well, led by our exposure to short-dated and currently callable bonds. This positive impact, however, was essentially offset by our exposure to tender option bonds, as well as zero-coupon toll-road bonds, both of which are long in duration.

The North Carolina Fund enjoyed healthy investment inflows during the reporting period, which we successfully reinvested in new securities for the portfolio. We also received proceeds from bond calls and from the sale of a modest number of short-dated, high quality bonds with limited performance prospects. New purchases made during the reporting period consisted of a water/sewer bond, a higher education issue, health care bonds, state GO bonds and several local GO bond issues. In general, these securities had intermediate maturities and relatively higher credit ratings. Our focus on the intermediate portion of the yield curve reflected our view that the risk/reward tradeoff here was superior to that of longer dated issues.

Nuveen Tennessee Municipal Bond Fund

The Nuveen Tennessee Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2016. The biggest challenge to the Fund’s performance was our duration positioning. In particular, we had a meaningfully large underweighting in the very shortest duration bonds, which hampered performance on a relative basis given that these securities fared better than longer issues amid a difficult market environment for municipal bonds.

The Fund also struggled with its credit rating positioning, with an underweighting in below investment grade bonds, especially those with a B credit rating. We had no exposure to this rating tier, a strong performer overall.

In contrast, the Fund’s sector allocation added modest value, with an overweighting in multi-family housing contributing to results in light of the sector’s outperformance. However, we were overweighted in gas-prepaid bonds, which have historically made up a significant portion of the Tennessee municipal bond marketplace, and these bonds’ underperformance hurt performance relative to the national index.

On an individual security basis, the Fund’s strongest performing securities were bonds with short maturities or durations, which performed significantly better than long-duration bonds in an environment of rising long-dated interest rates. Our long-duration tender option bond holdings were poor performers in this environment, however, as were bonds added to the portfolio during the reporting period, which were hindered by the weak municipal market conditions.

With substantial new investment inflows, as well as healthy call proceeds, we were active buyers in the Tennessee municipal bond market. We primarily purchased bonds with higher credit ratings and intermediate maturities, as we saw better value in this portion of the yield curve than among longer-dated issues. Our purchases included four different water/sewer bond deals, as well as three health care bond issues with lower investment grade credit ratings and somewhat longer maturities. We also purchased two local general obligation (GO) bond issues with shorter maturities and higher credit ratings and state GO debt. Other additions included utility bonds and lower rated continuing care retirement community and tax-increment-financing district bonds.

NUVEEN	7

Portfolio Managers’ Comments (continued)

We saw little need to sell bonds throughout most of the reporting period, although that approach changed late in the reporting period when we started to experience modest shareholder redemption activity. In November, we took advantage of market conditions to exchange holdings in the portfolio with securities offering similar structural characteristics and risk but better relative yields.

A Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund’s portfolio in its entirety. Thus, the current net asset value of a Fund’s shares may be impacted, higher or lower, if the Fund were to change pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Funds’ current municipal bond pricing service was acquired by the parent company of another pricing service. The two services have not yet combined their valuation organizations and process, but may do so in the future. Thus there is an increased risk that the organization acting as each Fund’s pricing service may change, or that the Funds’ pricing service may change its valuation methodology, either of which could have an impact on the net asset value of each Fund’s shares.

8	NUVEEN

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than their original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2016, the Funds had positive UNII balances, based upon our best estimate, for tax purposes. Georgia, Louisiana and Tennessee had positive UNII balances, while North Carolina had a negative UNII balance for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN	9

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The Funds have not borrowed on a longer-term basis for investment purposes, and do not have any plans to do so. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

10	NUVEEN

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Georgia Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.31)%	(0.18)%	3.60%	3.43%
Class A Shares at maximum Offering Price	(7.36)%	(4.33)%	2.71%	2.99%
S&P Municipal Bond Index	(2.82)%	0.48%	3.74%	4.07%
Lipper Other States Municipal Debt Funds Classification Average	(2.82)%	0.08%	2.98%	3.16%

Class C2 Shares	(3.61)%	(0.83)%	3.03%	2.86%
Class I Shares	(3.25)%	(0.11)%	3.80%	3.63%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(3.72)%	(1.08)%	2.18%

Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.67)%	0.38%	3.51%	3.60%
Class A Shares at maximum Offering Price	(7.73)%	(3.87)%	2.62%	3.16%
Class C2 Shares	(3.96)%	(0.09)%	2.94%	3.05%
Class I Shares	(3.51)%	0.63%	3.71%	3.83%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(3.99)%	(0.34)%	2.56%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.83%	1.62%	1.38%	0.63%

Effective Leverage Ratio as of November 30, 2016

Effective Leverage Ratio	6.58%

NUVEEN	11

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Louisiana Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.68)%	(1.40)%	3.86%	3.81%
Class A Shares at maximum Offering Price	(8.69)%	(5.53)%	2.97%	3.36%
S&P Municipal Bond Index	(2.82)%	0.48%	3.74%	4.07%
Lipper Other States Municipal Debt Funds Classification Average	(2.82)%	0.08%	2.98%	3.16%

Class C2 Shares	(4.98)%	(2.03)%	3.28%	3.23%
Class I Shares	(4.49)%	(1.19)%	4.07%	3.99%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(5.08)%	(2.26)%	3.12%

Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(5.55)%	(1.49)%	3.60%	3.93%
Class A Shares at maximum Offering Price	(9.54)%	(5.60)%	2.71%	3.49%
Class C2 Shares	(5.84)%	(2.03)%	3.04%	3.37%
Class I Shares	(5.51)%	(1.28)%	3.81%	4.11%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(5.94)%	(2.26)%	3.27%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.84%	1.64%	1.39%	0.64%

Effective Leverage Ratio as of November 30, 2016

Effective Leverage Ratio	2.62%

12	NUVEEN

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen North Carolina Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.82)%	(0.29)%	3.52%	3.73%
Class A Shares at maximum Offering Price	(7.84)%	(4.47)%	2.64%	3.28%
S&P Municipal Bond Index	(2.82)%	0.48%	3.74%	4.07%
Lipper Other States Municipal Debt Funds Classification Average	(2.82)%	0.08%	2.98%	3.16%

Class C2 Shares	(4.01)%	(0.78)%	2.98%	3.17%
Class I Shares	(3.70)%	(0.11)%	3.74%	3.93%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(4.12)%	(1.09)%	2.34%

Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.53)%	(0.01)%	3.37%	3.89%
Class A Shares at maximum Offering Price	(8.54)%	(4.17)%	2.48%	3.45%
Class C2 Shares	(4.72)%	(0.50)%	2.83%	3.33%
Class I Shares	(4.41)%	0.27%	3.58%	4.11%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(4.83)%	(0.72)%	2.66%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.79%	1.59%	1.34%	0.59%

Effective Leverage Ratio as of November 30, 2016

Effective Leverage Ratio	1.82%

NUVEEN	13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Tennessee Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.67)%	(0.57)%	3.67%	4.03%
Class A Shares at maximum Offering Price	(7.70)%	(4.71)%	2.79%	3.58%
S&P Municipal Bond Index	(2.82)%	0.48%	3.74%	4.07%
Lipper Other States Municipal Debt Funds Classification Average	(2.82)%	0.08%	2.98%	3.16%

Class C2 Shares	(3.94)%	(1.11)%	3.09%	3.46%
Class I Shares	(3.58)%	(0.37)%	3.86%	4.23%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(4.07)%	(1.44)%	2.39%

Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.08)%	(0.12)%	3.49%	4.18%
Class A Shares at maximum Offering Price	(8.12)%	(4.34)%	2.61%	3.74%
Class C2 Shares	(4.27)%	(0.66)%	2.93%	3.62%
Class I Shares	(3.99)%	0.00%	3.70%	4.38%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(4.40)%	(0.91)%	2.73%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.82%	1.61%	1.37%	0.62%

Effective Leverage Ratio as of November 30, 2016

Effective Leverage Ratio	6.93%

14	NUVEEN

Yields as of November 30, 2016

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the Fund’s Taxable-Equivalent Yield would be lower.

Nuveen Georgia Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.18%	2.49%	2.71%	3.50%
SEC 30-Day Yield	1.78%	1.05%	1.30%	2.06%
Taxable-Equivalent Yield (32.3)%[2]	2.63%	1.55%	1.92%	3.04%

Nuveen Louisiana Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.38%	2.71%	2.94%	3.74%
SEC 30-Day Yield	2.33%	1.62%	1.87%	2.64%
Taxable-Equivalent Yield (31.2)%[2]	3.39%	2.35%	2.72%	3.84%

Nuveen North Carolina Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.81%	2.09%	2.31%	3.15%
SEC 30-Day Yield	1.51%	0.77%	1.02%	1.79%
Taxable-Equivalent Yield (32.1)%[2]	2.22%	1.13%	1.50%	2.64%

NUVEEN	15

Yields as of November 30, 2016 (continued)

Nuveen Tennessee Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.20%	2.51%	2.77%	3.55%
SEC 30-Day Yield	1.69%	0.95%	1.20%	1.96%
Taxable-Equivalent Yield (32.3)%[2]	2.50%	1.40%	1.77%	2.90%
1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

16	NUVEEN

Holding

Summaries as of November 30, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Georgia Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	99.9%
Other Assets Less Liabilities	2.0%
Net Assets Plus Floating Rate Obligations	101.9%
Floating Rate Obligations	(1.9)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Tax Obligation/General	23.9%
U.S. Guaranteed	21.6%
Water and Sewer	13.3%
Utilities	10.9%
Tax Obligation/Limited	9.6%
Health Care	8.7%
Education and Civic Organizations	7.0%
Other	5.0%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	28.7%
AA	47.2%
A	14.0%
BBB	4.8%
BB or Lower	1.4%
N/R (not rated)	3.9%
Total	100%

NUVEEN	17

Holding Summaries as of November 30, 2016 (continued)

Nuveen Louisiana Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	100.8%
Other Assets Less Liabilities	(0.2)%
Net Assets Plus Floating Rate Obligations	100.6%
Floating Rate Obligations	(0.6)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	16.8%
Education and Civic Organizations	14.3%
Transportation	14.3%
Health Care	11.5%
Water and Sewer	8.2%
U.S. Guaranteed	7.1%
Utilities	5.9%
Consumer Staples	5.1%
Other	16.8%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	7.8%
AA	38.0%
A	29.7%
BBB	9.7%
BB or Lower	8.3%
N/R (not rated)	6.5%
Total	100%

18	NUVEEN

Nuveen North Carolina Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	101.2%
Other Assets Less Liabilities	0.7%
Net Assets Plus Floating Rate Obligations	101.9%
Floating Rate Obligations	(1.9)%
Net Assets	100%

Portfolio Composition

(% of total investments)

U.S. Guaranteed	24.7%
Transportation	19.6%
Education and Civic Organizations	14.9%
Health Care	12.6%
Water and Sewer	9.7%
Tax Obligation/Limited	9.2%
Tax Obligation/General	7.2%
Other	2.1%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	36.5%
AA	48.7%
A	10.2%
BBB	3.5%
N/R (not rated)	1.1%
Total	100%

NUVEEN	19

Holding Summaries as of November 30, 2016 (continued)

Nuveen Tennessee Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	105.3%
Other Assets Less Liabilities	0.5%
Net Assets Plus Floating Rate Obligations	105.8%
Floating Rate Obligations	(5.8)%
Net Assets	100%

Portfolio Composition

(% of total investments)

U.S. Guaranteed	20.3%
Tax Obligation/General	16.1%
Utilities	14.3%
Water and Sewer	14.2%
Health Care	10.6%
Tax Obligation/Limited	8.6%
Education and Civic Organizations	5.9%
Other	10.0%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	26.2%
AA	44.3%
A	18.4%
BBB	7.3%
N/R (not rated)	3.8%
Total	100%

20	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended November 30, 2016.

The beginning of the period is June 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Georgia Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$966.90	$962.80	$963.90	$967.50
Expenses Incurred During the Period	$3.99	$7.92	$6.70	$3.01
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.01	$1,017.00	$1,018.25	$1,022.01
Expenses Incurred During the Period	$4.10	$8.14	$6.88	$3.09

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.36% and 0.61% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

NUVEEN	21

Expense Examples (continued)

Nuveen Louisiana Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$953.20	$949.20	$950.20	$955.10
Expenses Incurred During the Period	$4.02	$7.92	$6.75	$3.04
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.96	$1,016.95	$1,018.15	$1,021.96
Expenses Incurred During the Period	$4.15	$8.19	$6.98	$3.14

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.62%, 1.38% and 0.62% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen North Carolina Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$961.80	$958.80	$959.90	$963.00
Expenses Incurred During the Period	$3.79	$7.71	$6.49	$2.80
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.21	$1,017.20	$1,018.45	$1,022.21
Expenses Incurred During the Period	$3.90	$7.94	$6.68	$2.89

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.57%, 1.32% and 0.57% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Tennessee Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$963.30	$959.30	$960.60	$964.20
Expenses Incurred During the Period	$3.79	$7.71	$6.49	$2.81
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.21	$1,017.20	$1,018.45	$1,022.21
Expenses Incurred During the Period	$3.90	$7.94	$6.68	$2.89

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.57%, 1.32% and 0.57% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

22	NUVEEN

Nuveen Georgia Municipal Bond Fund

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 99.9%

	MUNICIPAL BONDS – 99.9%

	Education and Civic Organizations – 7.0%

$1,000	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2009, 5.250%, 6/15/35	6/19 at 100.00	Aa2	$1,075,870

1,375	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Foundation Technology Square Project, Refunding Series 2012A, 5.000%, 11/01/31	5/22 at 100.00	AA+	1,529,289

2,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W. Woodruff Arts Center, Inc. Project, Refunding Series 2015A, 5.000%, 3/15/36	3/26 at 100.00	A2	2,191,220

1,000	Fulton County Development Authority, Georiga, General Revenue Bonds, Spelman College, Refunding Series 2015, 5.000%, 6/01/32	6/25 at 100.00	A1	1,100,220

75	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C, 5.250%, 10/01/27	10/22 at 100.00	Baa2	81,325

3,400	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/32	10/21 at 100.00	Baa2	3,603,184

605	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012B, 5.000%, 10/01/24	No Opt. Call	Baa2	670,957

2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	Baa1	2,065,560
11,455	Total Education and Civic Organizations			12,317,625

	Health Care – 8.7%

3,270	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998, 5.375%, 12/01/28	12/16 at 100.00	D	2,615,215

2,275	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 2016, 6.500%, 3/31/17	1/17 at 100.00	N/R	2,265,172

3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/45	2/41 at 100.00	AA–	3,200,130

1,380	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 5.000%, 11/15/37	No Opt. Call	AA	1,489,669

1,250	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 2004B, 5.000%, 10/01/29	2/17 at 100.00	Aa1	1,254,250

2,025	Macon-Bibb County Hospital Authority, Georgia, Revenue Anticipation Certificates, Medical Center of Central Georgia Inc., Series 2009, 5.000%, 8/01/35	8/19 at 100.00	AA–	2,145,184

2,250	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	10/17 at 100.00	A2	2,288,205
15,450	Total Health Care			15,257,825

	Materials – 0.6%

1,000	Savannah Economic Development Authority, Georgia, Pollution Control Revenue Bonds, Union Camp Corporation, Series 1995, 6.150%, 3/01/17	No Opt. Call	Baa2	1,008,740

	Tax Obligation/General – 23.9%

2,000	Carroll City-County Hospital Authority, Georgia, Revenue Anticipation Certificates Tanner Medical Center, Inc. Project, Series 2015, 5.000%, 7/01/41	7/25 at 100.00	AA	2,178,960

NUVEEN	23

Nuveen Georgia Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$2,000	Carrollton Independent School System, Carroll County, Georgia, General Obligation Bonds, Series 2015, 5.000%, 4/01/32	4/26 at 100.00	AA+	$2,279,820

1,000	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center, Inc., Series 2012A, 5.000%, 1/01/31	1/22 at 100.00	AA	1,104,090

1,500	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA+	1,524,660

	Decatur, Georgia, General Obligation Bonds, City Schools of Decatur Projects, Series 2016:
1,190	5.000%, 8/01/27	8/25 at 100.00	AA+	1,407,413
1,595	5.000%, 8/01/28	8/25 at 100.00	AA+	1,877,267

	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project Series 2006A:
1,000	5.000%, 2/01/30 – SYNCORA GTY Insured	2/17 at 100.00	N/R	1,000,760
3,000	5.000%, 2/01/34 – SYNCORA GTY Insured	2/17 at 100.00	N/R	3,001,920

1,400	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2016, 4.000%, 7/01/39	7/26 at 100.00	Aa2	1,387,610

2,000	Forsyth County, Georgia, General Obligation Bonds, Series 2015A, 5.000%, 3/01/35	3/25 at 100.00	AAA	2,281,000

1,980	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54	2/25 at 100.00	AA–	2,254,111

3,000	Georgia State, General Obligation Bonds, Tranche 2 Series 2016A, 5.000%, 2/01/30	2/26 at 100.00	AAA	3,533,040

1,000	Habersham County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2014B, 5.000%, 2/01/37	No Opt. Call	Aa3	1,090,360

2,000	Henry County School District, Georgia, General Obligation Bonds, Series 2016, 5.000%, 8/01/27	8/26 at 100.00	AA+	2,377,240

5,270	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	Aa2	5,533,606

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
188	5.500%, 7/15/23	7/21 at 100.00	N/R	187,441
374	5.500%, 7/15/30	7/21 at 100.00	N/R	371,226
410	5.500%, 1/15/36	7/21 at 100.00	N/R	406,799

4,500	Sandy Springs Public Facilities Authority, Georgia, Revenue Bonds, Sandy Springs City Center Project, Series 2015, 5.000%, 5/01/47	5/26 at 100.00	Aaa	5,041,395

1,000	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	1,071,210

2,000	Vidalia School District, Toombs County, Georgia, General Obligation Bonds, Series 2016, 5.000%, 8/01/37	2/26 at 100.00	Aa1	2,250,180
38,407	Total Tax Obligation/General			42,160,108

	Tax Obligation/Limited – 9.6%

2,500	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Senior Lien Series 2015A-1, 5.250%, 7/01/44	7/25 at 100.00	Aa3	2,798,350

3,200	Atlanta Downtown Development Authority, Georgia, Revenue Bonds, Downtown Parking Deck, Series 2006A, 5.000%, 12/01/31 – NPFG Insured	2/17 at 100.00	AA+	3,208,544

	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Refunding Series 2007:
610	5.250%, 12/01/22 – AGC Insured	12/17 at 100.00	AA	630,514
1,420	5.000%, 12/01/23 – AGC Insured	12/17 at 100.00	AA	1,462,444

24	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 7.375%, 1/01/31	1/19 at 100.00	A2	$2,734,900

120	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	131,578

595	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014, 5.000%, 7/01/34	7/23 at 100.00	A–	637,673

	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 1993:
105	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	AA–	107,983
155	5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	AA–	174,285

200	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 2005, 5.500%, 10/01/26 – NPFG Insured	No Opt. Call	AA–	229,420

	East Point, Georgia, Tax Allocation Revenue Bonds, Camp Creek Tad Project, Series 2015:
500	5.000%, 8/01/20	No Opt. Call	BBB+	537,570
280	5.000%, 8/01/21	No Opt. Call	BBB+	303,139

825	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Refunding Series 1992N, 6.250%, 7/01/18	No Opt. Call	AAA	867,116

2,000	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Series 2015B, 5.000%, 7/01/41	7/26 at 100.00	AA+	2,242,460

810	Tift County Hospital Authority, Georgia, Revenue Anticipation Certificates Series 2012, 5.000%, 12/01/38	No Opt. Call	Aa2	890,911
15,820	Total Tax Obligation/Limited			16,956,887

	Transportation – 4.4%

2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/31	No Opt. Call	AA–	2,206,200

	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,425	5.000%, 1/01/32	1/24 at 100.00	AA–	2,701,353
2,000	5.000%, 1/01/33	1/24 at 100.00	AA–	2,219,880

	Augusta, Georgia, Airport Revenue Bonds, Refunding General Series 2015A:
160	5.000%, 1/01/32	1/25 at 100.00	BBB	169,142
170	5.000%, 1/01/33	1/25 at 100.00	BBB	178,998
100	5.000%, 1/01/34	1/25 at 100.00	BBB	104,944
150	5.000%, 1/01/35	1/25 at 100.00	BBB	156,686
7,005	Total Transportation			7,737,203

	U.S. Guaranteed – 21.6% (4)

1,000	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.000%, 7/01/39 (Pre-refunded 7/01/17)	7/17 at 100.00	Aa3 (4)	1,024,380

285	Brunswick, Georgia, Water and Sewerage Revenue Bonds, Refunding & Improvement Series 1992, 6.100%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	306,928

800	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 (Pre-refunded 8/01/18) – AGM Insured	8/18 at 100.00	AA (4)	850,792

1,700	Clark County Hospital Authority, Georgia, Hospital Revenue Bonds, Athens Regional Medical Center, Refunding Series 2007, 5.000%, 1/01/32 (Pre-refunded 1/01/17) – NPFG Insured	1/17 at 100.00	Aa1 (4)	1,706,188

NUVEEN	25

Nuveen Georgia Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

$1,400	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center, Series 2012, 5.000%, 1/01/32 (Pre-refunded 1/01/22)	1/22 at 100.00	Aa1 (4)	$1,608,698

3,615	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Senior Series 2007A, 5.250%, 7/15/38 (Pre-refunded 7/15/17) – AMBAC Insured	7/17 at 100.00	N/R (4)	3,712,171

	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2007:
1,100	5.000%, 6/01/32 (Pre-refunded 6/01/18)	6/18 at 100.00	Aa2 (4)	1,163,371
510	5.000%, 6/01/37 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	539,381
3,250	5.000%, 6/01/37 (Pre-refunded 6/01/18)	6/18 at 100.00	Aa2 (4)	3,437,233

1,500	Decatur, Georgia, General Obligation Bonds, Series 2007, 5.000%, 1/01/31 (Pre-refunded 1/01/17) – AGM Insured	1/17 at 100.00	AA+ (4)	1,505,460

	Douglas County School District, Georgia, General Obligation Bonds, Series 2007:
605	5.000%, 4/01/25 (Pre-refunded 4/01/17) – AGM Insured	4/17 at 100.00	Aa1 (4)	613,367
1,395	5.000%, 4/01/25 (Pre-refunded 4/01/17) – AGM Insured	4/17 at 100.00	AA+ (4)	1,414,293

1,775	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewerage Revenue Bonds, Series 2007, 5.000%, 6/01/37 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (4)	1,811,654

2,260	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 4/01/37 (Pre-refunded 4/01/17) – AGM Insured	4/17 at 100.00	AAA	2,291,889

995	Georgia Municipal Electric Authority, Project One Revenue Bonds, Subordinated Series 2007A-2, 5.000%, 1/01/26 (Pre-refunded 1/01/17)	1/17 at 100.00	AA– (4)	998,582

600	Georgia State, General Obligation Bonds, Series 2007E, 5.000%, 8/01/24 (Pre-refunded 8/01/17)	8/17 at 100.00	AAA	616,662

5,100	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (Pre-refunded 2/01/18) (UB)	2/18 at 100.00	AAA	5,331,183

1,690	Gwinnett County School District, Georgia, General Obligation Bonds, Tender Option Bond Trust 2015-XF0089, 12.229%, 2/01/36 (Pre-refunded 2/01/18) (IF)	2/18 at 100.00	AAA	1,916,646

	Houston County Hospital Authority, Georgia, Revenue Bonds, Houston Healthcare Project, Series 2007:
2,500	5.250%, 10/01/35 (Pre-refunded 10/01/17)	10/17 at 100.00	A+ (4)	2,591,100
2,000	5.250%, 10/01/42 (Pre-refunded 10/01/17)	10/17 at 100.00	A+ (4)	2,072,880

	Paulding County School District, Georgia, General Obligation Bonds, Series 2007:
735	4.750%, 2/01/29 (Pre-refunded 2/01/17)	2/17 at 100.00	AA+ (4)	739,939
1,250	5.000%, 2/01/33 (Pre-refunded 2/01/17)	2/17 at 100.00	AA+ (4)	1,258,925

100	Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008, 5.625%, 1/01/33 (Pre-refunded 1/01/19)	1/19 at 100.00	Aa1 (4)	108,828

	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, Oconee-Hard Creek Resevoir Project, Series 2008:
300	5.000%, 2/01/38 (Pre-refunded 2/01/18) – AGM Insured	2/18 at 100.00	A2 (4)	313,743
165	5.000%, 2/01/38 (Pre-refunded 2/01/18) – AGM Insured	2/18 at 100.00	A2 (4)	172,499
36,630	Total U.S. Guaranteed			38,106,792

	Utilities – 10.9%

2,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 2012GG, 5.000%, 1/01/43	1/23 at 100.00	A+	2,159,700

1,005	Georgia Municipal Electric Authority, Project One Revenue Bonds, Subordinated Series 2007A-2, 5.000%, 1/01/26	1/17 at 100.00	AA–	1,007,804

26	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,200	Griffin, Georgia, Combined Public Utility Revenue Bonds, Series 2012, 5.000%, 1/01/28 – AGM Insured	No Opt. Call	AA	$1,329,756

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
890	5.000%, 3/15/19	No Opt. Call	A	936,378
500	5.000%, 3/15/21	No Opt. Call	A	546,075
2,315	5.000%, 3/15/22	No Opt. Call	A	2,525,688

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
1,000	5.000%, 3/15/18	No Opt. Call	A+	1,040,260
360	5.500%, 9/15/23	No Opt. Call	A	409,694
2,630	5.500%, 9/15/27	No Opt. Call	A	2,990,152

100	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Series 2005A-2, 0.000%, 1/01/33 – FGIC Insured	2/17 at 40.552	AA–	40,234

3,500	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2015A, 0.000%, 1/01/32	No Opt. Call	A+	1,977,360

2,500	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2016A, 5.000%, 1/01/28	7/26 at 100.00	A+	2,873,350

1,150	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/21	No Opt. Call	A+	1,292,071
19,150	Total Utilities			19,128,522

	Water and Sewer – 13.2%

2,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/40	5/25 at 100.00	AA–	2,201,760

2,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	AA–	2,336,140

1,430	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Tender Option Trust 2015-XF0234, 20.454%, 11/01/35 (IF)	5/25 at 100.00	AA–	2,195,050

	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2016:
1,000	5.000%, 8/01/33	8/26 at 100.00	AA	1,142,380
750	5.000%, 8/01/35	8/26 at 100.00	AA	850,800

500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2014A, 5.000%, 5/01/31	5/24 at 100.00	AA+	564,645

3,410	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B, 5.250%, 10/01/32 – AGM Insured	10/26 at 100.00	AA	3,980,084

2,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 5.250%, 10/01/41	10/21 at 100.00	Aa3	2,805,200

1,000	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2013, 5.000%, 1/01/33	1/23 at 100.00	AA	1,104,620

2,000	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2012, 5.000%, 2/01/29	2/22 at 100.00	Aa2	2,229,340

225	Milledgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	225,027

1,000	South Fulton Municipal Regional Water and Sewer Authority, Georgia, Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/31	1/24 at 100.00	AA	1,104,610

NUVEEN	27

Nuveen Georgia Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,070	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, Oconee-Hard Creek Resevoir Project, Series 2016, 4.000%, 2/01/36	2/26 at 100.00	Aa2	$1,086,392

	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, Walton-Hard Labor Creek Reservoir Project, Refunding Series 2016A:
540	5.000%, 2/01/36	2/26 at 100.00	Aa2	605,740
800	5.000%, 2/01/37	2/26 at 100.00	Aa2	895,392
20,225	Total Water and Sewer			23,327,180
$165,142	Total Long-Term Investments (cost $174,148,783)			176,000,882
	Floating Rate Obligations – (1.9)%			(3,380,000)
	Other Assets Less Liabilities – 2.0%			3,594,569
	Net Assets – 100%			$176,215,451

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

28	NUVEEN

Nuveen Louisiana Municipal Bond Fund

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 100.8%

	MUNICIPAL BONDS – 100.8%

	Consumer Staples – 5.1%

$300	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	$262,794

120	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B–	108,859

500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B–	461,960

790	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/17 at 100.00	N/R	783,799

960	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 4.625%, 6/01/21	6/17 at 100.00	N/R	960,259

315	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A. Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	330,923

2,665	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2013A, 5.250%, 5/15/35	5/23 at 100.00	A–	2,872,070

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
90	5.000%, 6/01/29	6/17 at 100.00	B	83,403
190	4.750%, 6/01/34	6/17 at 100.00	B–	161,857

1,220	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.125%, 6/01/42	2/17 at 100.00	B–	1,133,392
7,150	Total Consumer Staples			7,159,316

	Education and Civic Organizations – 14.4%

1,000	Calcasieu Parish Public Trust Authority, Louisiana, Student Lease Revenue Bonds, McNeese State University Student Housing-Cowboy Facilities, Inc. Project, Refunding Series 2011, 5.000%, 5/01/29 – AGM Insured	5/22 at 100.00	A2	1,084,920

1,500	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Housing & Parking Project, Series 2010, 5.250%, 10/01/30 – AGM Insured	10/20 at 100.00	AA	1,647,780

815	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Refunding Series 2012, 5.000%, 10/01/27 – AGM Insured	10/22 at 100.00	AA	896,940

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Louisiana Tech University Student Housing & Recreational Facilities/Innovative Student Facilities Inc. Project, Refunding Series 2015, 5.000%, 10/01/34 – AGM Insured	10/25 at 100.00	AA	1,090,090

2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Louisiana Tech University Student Housing/Innovative Student Facilities Inc. Project, Refunding Series 2013, 5.000%, 7/01/33	7/23 at 100.00	A3	2,177,500

1,220	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, McNeese State University Student Parking – Cowboy Facilities, Inc. Project, Series 2011, 4.875%, 3/01/42 – AGM Insured	3/22 at 100.00	A2	1,284,819

1,500	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship Properties LLC – Louisiana State University Nicolson Gateway Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	A	1,608,525

NUVEEN	29

Nuveen Louisiana Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$2,560	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Refunding Series 2007, 4.500%, 7/01/37 – CIFG Insured	7/17 at 100.00	A3	$2,566,809

750	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	836,100

1,035	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 8.000%, 12/15/41	12/21 at 100.00	N/R	1,144,193

3,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2011, 5.000%, 10/01/41	10/21 at 100.00	BBB+	3,123,869

1,500	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A, 8.375%, 12/15/43	12/23 at 100.00	N/R	1,718,670

800	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology Foundation, Inc. – Student Housing Project, Refunding Series 2014, 5.000%, 9/01/31 – AGM Insured	9/24 at 100.00	AA	890,584
18,680	Total Education and Civic Organizations			20,070,799

	Energy – 0.9%

1,210	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	1,267,826

	Financials – 0.8%

1,000	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	1,171,530

	Health Care – 11.6%

505	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C, 5.000%, 2/15/36	2/27 at 100.00	BBB	517,549

1,620	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	BB	1,714,268

100	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Womans Hospital Foundation Project, Series 2010A, 6.000%, 10/01/44	10/20 at 100.00	A	112,489

1,830	Louisiana Public Facilities Authority, Health Facilities Revenue Refunding Bonds, Sisters of Mercy Health System of St. Louis Inc., Series 1993A, 5.000%, 6/01/19	No Opt. Call	AA–	1,910,502

1,000	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette General Medical Center Project, Series 2010, 5.500%, 11/01/40	5/20 at 100.00	A–	1,053,670

1,575	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette General Medical Center Project, Series 2016A, 5.000%, 11/01/41	11/25 at 100.00	A–	1,658,286

1,800	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25 – AGM Insured	No Opt. Call	AA	2,039,544

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+	2,190,800

3,660	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	A–	3,706,956

200	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 5.000%, 5/15/47	5/25 at 100.00	A–	212,312

1,085	Terrebonne Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, Terrebonne General Medical Center, Refunding Series 2013, 4.000%, 4/01/33	4/23 at 100.00	A+	1,097,684
15,375	Total Health Care			16,214,060

30	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 3.6%

$1,870	Louisiana Housing Finance Agency, Multifamily Housing Revenue Bonds, Mallard Crossings Apartments, Series 2011, 4.750%, 10/01/29	10/21 at 100.00	AA+	$1,944,576

3,000	Louisiana Public Facilities Authority, Grambling University Black and Gold Facilities Project Revenue Bonds, Series 2007A, 5.000%, 7/01/39 – CIFG Insured	7/17 at 100.00	AA	3,058,529
4,870	Total Housing/Multifamily			5,003,105

	Housing/Single Family – 0.4%

535	Jefferson Parish Finance Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2007C, 5.500%, 12/01/39	6/17 at 103.50	Aa1	564,099

	Industrials – 3.6%

300	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24	11/19 at 100.00	B	294,408

1,690	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	1,804,548

140	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	B	134,127

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
70	5.000%, 12/01/19	No Opt. Call	B	69,894
40	5.500%, 12/01/22	12/18 at 100.00	B	39,510
130	5.250%, 12/01/25	12/23 at 100.00	B	126,244

60	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26	6/18 at 105.00	N/R	59,798

1,350	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	1,450,089

1,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Lousiana Pellets Inc Project, Series 2015, 7.000%, 7/01/24 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	536,300

200	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	203,264

300	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	No Opt. Call	B	284,163
5,280	Total Industrials			5,002,345

	Long-Term Care – 0.3%

400	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015, 5.250%, 11/15/37	11/24 at 100.00	N/R	402,576

	Materials – 3.4%

1,275	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB	1,327,071

1,500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35	11/20 at 100.00	BBB	1,695,390

250	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax)	10/22 at 100.00	BBB–	203,590

NUVEEN	31

Nuveen Louisiana Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Materials (continued)

$1,535	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB	$1,535,077
4,560	Total Materials			4,761,128

	Tax Obligation/General – 3.8%

2,085	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AA	2,316,227

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
500	5.000%, 12/01/25	No Opt. Call	AA–	580,910
125	5.000%, 12/01/27	12/25 at 100.00	AA–	143,383
525	5.000%, 12/01/29	12/25 at 100.00	AA–	592,463

1,000	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A+	1,110,900

500	Shreveport, Louisiana, General Obligation Bonds, Series 2011, 5.000%, 8/01/31	8/21 at 100.00	A+	546,825
4,735	Total Tax Obligation/General			5,290,708

	Tax Obligation/Limited – 17.0%

1,000	Baton Rouge, Louisiana, Public Improvement Sales Tax Revenue Bonds, Refunding Series 2016A-1, 5.000%, 8/01/32	8/26 at 100.00	AAA	1,139,710

1,260	Broussard, Louisiana, Sales & Use Tax Revenue Bonds, Recreational Facility Series 2012, 5.000%, 5/01/32	No Opt. Call	A	1,346,751

1,250	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Refunding Series 2014, 5.000%, 7/15/25	7/22 at 100.00	A1	1,404,700

1,250	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	1,304,738

1,000	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A, 5.000%, 12/01/33	12/26 at 100.00	BBB+	1,095,600

1,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%, 6/15/23 – AMBAC Insured	No Opt. Call	BBB	772,910

1,850	Lafayette, Louisiana, Sales Tax Revenue Bonds, Public Improvements, Series 2011, 5.000%, 3/01/36	3/21 at 100.00	AA	2,032,558

505	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A, 5.000%, 6/01/26	No Opt. Call	A1	587,376

900	Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Bonds, Bossier Parish Public Improvement Projects, Series 2012, 5.000%, 3/01/42	3/22 at 100.00	Aa3	967,797

	Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Bonds, LCTCS Act 360 Project, Series 2014:
2,000	5.000%, 10/01/35	10/24 at 100.00	AA–	2,198,200
2,000	5.000%, 10/01/37	10/24 at 100.00	AA–	2,191,040

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation Project, Refunding Series 2011, 5.000%, 12/01/26 – AGM Insured	12/21 at 100.00	AA	1,109,880

1,435	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Bossier City Projects, Series 2015, 5.000%, 6/01/30	6/25 at 100.00	AA–	1,607,803

1,400	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Louisiana Community and Technical College System Facilities Corporation Project, Capital Appreciation Series 2011, 0.000%, 10/01/20	No Opt. Call	AA–	1,281,196

32	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$500	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	AA–	$539,490

1,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2010B, 5.000%, 5/01/37 (UB)	5/20 at 100.00	AA	1,091,160

1,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Tender Option Bond Trust 2016-XG0035, Formerly Tender Option Bond Trust 11899, 16.451%, 5/01/39 (IF)	5/20 at 100.00	AA	1,357,550

1,500	Louisiana State, Highway Improvement Revenue Bonds, Series 2014A, 5.000%, 6/15/34	6/24 at 100.00	AA–	1,667,940

15	Saint Bernard Parish, Louisiana, Sales and Use Tax Revenue Bonds, Series 2004, 5.000%, 3/01/18 – AGM Insured	2/17 at 100.00	AA	15,051
21,865	Total Tax Obligation/Limited			23,711,450

	Transportation – 14.5%

1,425	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	AA–	953,496

805	Greater New Orleans Expressway Commission, Louisiana, Revenue Bonds, Refunding Series 2013, 5.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	912,427

1,100	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2016B, 5.000%, 1/01/41	7/26 at 100.00	AA–	1,186,834

2,000	Lake Charles Harbor and Terminal District, Louisiana, Revenue Bonds, Series 2013B, 5.000%, 1/01/34 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	2,123,540

	New Orleans Aviation Board, Louisiana, Gulf Opportunity Zone Revenue Bonds, Passenger Facility Charge Projects, Series 2010A:
140	5.125%, 1/01/31	1/20 at 100.00	A–	150,674
1,700	5.250%, 1/01/41	1/20 at 100.00	A–	1,792,480

2,000	New Orleans Aviation Board, Louisiana, Revenue Bonds, North Terminal Project, Series 2015B, 5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	A–	2,132,680

2,115	New Orleans Aviation Board, Louisiana, Revenue Bonds, Series 2007A, 5.250%, 1/01/32 – AGM Insured (Alternative Minimum Tax)	1/18 at 100.00	AA	2,177,350

855	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/21 (Alternative Minimum Tax)	No Opt. Call	BB–	928,299

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
1,035	5.000%, 8/01/26 (Mandatory put 8/01/21) (Alternative Minimum Tax)	8/21 at 100.00	BB–	1,086,595
1,985	5.000%, 8/01/31 (Mandatory put 8/01/21) (Alternative Minimum Tax)	8/21 at 100.00	BB–	2,017,316

840	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	855,296

	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B:
1,245	5.000%, 4/01/31 (Alternative Minimum Tax)	4/23 at 100.00	A3	1,320,447
500	5.000%, 4/01/32 (Alternative Minimum Tax)	4/23 at 100.00	A3	528,000

1,305	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Series 2008, 5.125%, 4/01/38 – AGC Insured (Alternative Minimum Tax)	4/18 at 100.00	AA	1,347,961

NUVEEN	33

Nuveen Louisiana Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

$610	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014A, 5.000%, 9/01/33 (Alternative Minimum Tax)	9/24 at 100.00	BBB+	$664,064
19,660	Total Transportation			20,177,459

	U.S. Guaranteed – 7.2% (5)

1,000	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (5)	1,158,880

2,000	Guam Government, General Obligation Bonds, Series 2007A, 5.000%, 11/15/23 (Pre-refunded 11/15/17)	11/17 at 100.00	BB– (5)	2,078,260

1,000	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.375%, 12/01/24 (Pre-refunded 12/01/19)	12/19 at 100.00	BBB+ (5)	1,114,810

1,220	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	1,417,298

1,000	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 (Pre-refunded 6/01/22) – AGM Insured	6/22 at 100.00	AA (5)	1,159,930

1,500	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady of Health System Project, Series 2009, 6.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	A+ (5)	1,698,180

1,390	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (5)	1,418,829
9,110	Total U.S. Guaranteed			10,046,187

	Utilities – 5.9%

1,500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 2.500%, 12/01/41 (Mandatory put 6/01/17)	No Opt. Call	BB+	885,000

1,500	Louisiana Energy and Power Authority, Power Project Revenue Bonds, LEPA Unit 1, Series 2013A, 5.250%, 6/01/38 – AGM Insured	6/23 at 100.00	AA	1,647,825

2,500	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series 2008, 4.250%, 12/01/38	5/23 at 100.00	A3	2,552,475

2,130	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	B	1,021,016

1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	CCC+	479,050

310	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 0.000%, 12/01/40	No Opt. Call	B	148,605

1,000	Saint Tammany Parish, Louisiana, Utilities Revenue Bonds, Series 2010B, 5.000%, 8/01/40	8/20 at 100.00	AA–	1,084,390

500	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	7/17 at 100.00	BB–	439,810
10,440	Total Utilities			8,258,171

	Water and Sewer – 8.3%

500	Caddo-Bossier Parishes Port Commission, Louisiana, Utility Revenue Bonds, Refunding Series 2011, 5.125%, 4/01/37	4/21 at 100.00	A	535,935

750	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.000%, 7/01/28	7/23 at 100.00	A–	815,648

34	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$565	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A–	$607,273

1,000	Kenner Consolidated Sewer District, Louisiana, Sewer Revenue Bonds, Series 2011, 5.000%, 11/01/36 – AGM Insured	11/21 at 100.00	AA	1,075,650

1,500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A, 5.000%, 2/01/39	2/24 at 100.00	AA–	1,623,705

1,500	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 4.250%, 6/01/34	6/24 at 100.00	A	1,527,990

1,315	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A	1,402,158

200	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/34	12/24 at 100.00	A–	217,002

2,000	Shreveport, Lousiana, Water and Sewer Revenue Bonds, Series 2016B, 5.000%, 12/01/41 (WI/DD, Settling 12/01/16) – BAM Insured	12/26 at 100.00	AA	2,148,160

1,500	Terrebonne Parish Waterworks District 1, Louisiana, Water Revenue Bonds, Series 2012A, 5.000%, 11/01/37	11/22 at 100.00	AA–	1,633,530
10,830	Total Water and Sewer			11,587,051
$135,700	Total Long-Term Investments (cost $138,928,549)			140,687,810
	Floating Rate Obligations – (0.6)%			(750,000)
	Other Assets Less Liabilities – (0.2)%			(326,115)
	Net Assets – 100%			$139,611,695

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

(4)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUVEEN	35

Nuveen North Carolina Municipal Bond Fund

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 101.2%

	MUNICIPAL BONDS – 101.2%

	Education and Civic Organizations – 15.0%

$1,000	Board of Governors of the University of North Carolina, Winston-Salem State University General Revenue Bonds, Series 2013, 5.000%, 4/01/33	4/22 at 100.00	A–	$1,071,890

2,595	East Carolina University, North Carolina, General Revenue Bonds, Series 2014A, 5.000%, 10/01/41	10/23 at 100.00	Aa2	2,857,899

2,000	East Carolina University, North Carolina, General Revenue Bonds, Series 2016A, 5.000%, 10/01/29	4/26 at 100.00	Aa2	2,316,460

1,930	North Carolina Agricultural & Technical State University, General Revenue Bonds, Series 2013, 5.000%, 10/01/37	No Opt. Call	A1	2,103,353

4,500	North Carolina Agricultural and Technical State University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/40	10/25 at 100.00	A1	4,901,850

2,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Davidson College, Series 2014, 5.000%, 3/01/45	3/22 at 100.00	AA+	2,190,920

11,420	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Series 2015 A, 5.000%, 10/01/55	10/25 at 100.00	AA+	12,547,723

	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Refunding Series 2016:
800	4.000%, 6/01/33	6/26 at 100.00	BBB	776,448
685	4.000%, 6/01/34	6/26 at 100.00	BBB	651,798

1,145	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 6.000%, 6/01/31	6/18 at 100.00	BBB	1,190,479

	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Refunding Series 2016:
9,330	5.000%, 1/01/33	7/26 at 100.00	AA	10,690,125
5,000	5.000%, 1/01/34	7/26 at 100.00	AA	5,706,750

	North Carolina Central University, General Revenue Bonds, Refunding Series 2016:
3,140	5.000%, 10/01/26	4/26 at 100.00	A3	3,592,223
3,215	5.000%, 10/01/27	4/26 at 100.00	A3	3,655,777

2,750	North Carolina State University at Raleigh, General Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/23 at 100.00	Aa1	3,046,313

	University of North Carolina, Chapel Hill, Utilities System Revenue Refunding Bonds, Series 1997:
4,265	0.000%, 8/01/18	No Opt. Call	Aaa	4,169,891
2,750	0.000%, 8/01/20	No Opt. Call	Aaa	2,570,150

4,590	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2015, 5.000%, 4/01/45	4/25 at 100.00	Aa3	5,069,885

1,975	University of North Carolina, Charlotte, General Revenue Bonds, Series 2014, 5.000%, 4/01/31	4/24 at 100.00	Aa3	2,209,828

	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014:
1,085	5.000%, 4/01/32	4/24 at 100.00	Aa3	1,210,252
2,070	5.000%, 4/01/39	4/24 at 100.00	Aa3	2,270,666
68,245	Total Education and Civic Organizations			74,800,680

36	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care – 12.8%

$2,900	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2009A, 5.250%, 1/15/39	1/19 at 100.00	AA–	$3,079,858

1,615	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/31	1/22 at 100.00	AA–	1,777,808

4,685	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2016A, 5.000%, 1/15/40	1/26 at 100.00	AA–	5,149,002

2,930	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.125%, 1/15/37	1/21 at 100.00	AA–	3,184,031

2,445	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 – AGM Insured	10/19 at 100.00	AA	2,631,431

3,750	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant Health Inc., Series 2010A, 5.250%, 11/01/40	11/20 at 100.00	AA–	4,046,738

2,770	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Blue Ridge HealthCare, Refunding Series 2010A, 5.000%, 1/01/36	1/20 at 100.00	A	2,916,173

	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cape Fear Valley Health System, Refunding Series 2012A:
2,200	5.000%, 10/01/25	10/22 at 100.00	A–	2,408,890
2,300	5.000%, 10/01/26	No Opt. Call	A–	2,504,654

555	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Refunding Series 2016A, 5.000%, 6/01/28	No Opt. Call	AA	665,351

5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Refunding Series 2016D, 4.000%, 6/01/42	6/26 at 100.00	AA	5,007,850

	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A:
750	5.000%, 6/01/32	6/22 at 100.00	AA	832,800
380	5.000%, 6/01/35	6/22 at 100.00	AA	419,706
3,000	5.000%, 6/01/42	6/22 at 100.00	AA	3,292,710

2,950	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Rex Healthcare, Series 2015A, 5.000%, 7/01/44	7/25 at 100.00	AA–	3,189,216

3,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A+	3,141,720

2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake Forest Baptist Obligated Group, Series 2012A, 5.000%, 12/01/45	No Opt. Call	A	2,217,080

5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Refunding Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	A+	5,556,300

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Scotland Memorial Hospital, Series 1999:
245	5.500%, 10/01/19 – RAAI Insured	4/17 at 100.00	AA	245,867
1,385	5.500%, 10/01/29 – RAAI Insured	4/17 at 100.00	AA	1,388,947

2,000	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Refunding Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A	2,119,180

7,040	North Carolina Medical Care Commission, Revenue Bonds, Hugh Chatham Memorial Hospital, Series 2007, 5.000%, 8/01/35 – NPFG Insured	2/17 at 100.00	AA–	7,067,597

750	Northern Hospital District Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	780,653
59,650	Total Health Care			63,623,562

NUVEEN	37

Nuveen North Carolina Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 0.6%

$2,705	Charlotte Housing Authority, North Carolina, Capital Fund Program Revenue Bonds, Strawn and Parktowne Rehabilitation Project, Series 2011, 4.550%, 12/01/31	12/21 at 100.00	A+	$2,818,069

	Housing/Single Family – 0.5%

2,165	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2011-1, 4.500%, 1/01/28	1/21 at 100.00	AA	2,257,597

	Long-Term Care – 0.6%

1,000	North Carolina Medical Care Commission, First Mortgage Revenue Bonds, The Forest at Duke, Inc., Series 2007, 5.125%, 9/01/27	9/17 at 100.00	BBB+	1,010,000

1,145	North Carolina Medical Care Commission, Revenue Bonds, United Methodist Retirement Homes Inc., Refunding Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	N/R	1,169,514

	North Carolina Medical Care Commission, Revenue Bonds, United Methodist Retirement Homes Inc., Refunding Series 2016A:
550	5.000%, 10/01/30	10/26 at 100.00	N/R	602,773
225	5.000%, 10/01/31	10/26 at 100.00	N/R	245,624
2,920	Total Long-Term Care			3,027,911

	Tax Obligation/General – 7.3%

	Charlotte, North Carolina, General Obligation Bonds, Refunding Series 2016A:
1,000	5.000%, 7/01/28	7/26 at 100.00	AAA	1,194,040
1,850	5.000%, 7/01/29	7/26 at 100.00	AAA	2,195,229
1,250	5.000%, 7/01/30	7/26 at 100.00	AAA	1,474,013

	Davidson County, North Carolina, General Obligation Bonds, Refunding Series 2016:
300	5.000%, 6/01/25	No Opt. Call	AA	355,533
1,150	5.000%, 6/01/26	No Opt. Call	AA	1,374,929
785	5.000%, 6/01/30	6/26 at 100.00	AA–	897,914
2,010	5.000%, 6/01/31	6/26 at 100.00	AA–	2,289,269

1,000	Durham County, North Carolina, General Obligation Bonds, Refunding Series 2016, 5.000%, 10/01/28	10/26 at 100.00	AAA	1,195,570

1,500	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series 2009, 5.000%, 4/01/30	4/20 at 100.00	AA+	1,642,320

2,255	Mecklenburg County, North Carolina, General Obligation Bonds, Refunding Series 2016A, 5.000%, 9/01/25	No Opt. Call	AAA	2,712,652

5,000	North Carolina State, General Obligation Bonds, Connect NC Public Improvement Series 2016B, 5.000%, 6/01/27	6/26 at 100.00	AAA	6,027,650

11,570	North Carolina State, General Obligation Bonds, Series 2015A, 5.000%, 6/01/24 (UB) (4)	No Opt. Call	AAA	13,778,019

1,260	Sampson County Water & Sewer District II, North Carolina, General Obligation Bonds, Refunding Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A1	1,368,990
30,930	Total Tax Obligation/General			36,506,128

	Tax Obligation/Limited – 9.3%

	Asheville, North Carolina, Limited Obligation Bonds, Series 2012:
300	5.000%, 4/01/30	4/22 at 100.00	AA+	330,342
350	5.000%, 4/01/32	4/22 at 100.00	AA+	388,829

	Buncombe County, North Carolina, Limited Obligation Bonds, Refunding Series 2015:
1,250	5.000%, 6/01/33	6/25 at 100.00	AA+	1,399,550
1,375	5.000%, 6/01/35	6/25 at 100.00	AA+	1,536,274

38	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,505	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/39	12/24 at 100.00	AAA	$2,849,538

	Duplin County, North Carolina, Limited Obligation Bonds, County Water Districts, Series 2016:
1,545	5.000%, 4/01/32	4/26 at 100.00	A+	1,724,235
1,000	5.000%, 4/01/34	4/26 at 100.00	A+	1,102,620

1,265	Durham Capital Financing Corporation, Durham County, North Carolina, Limited Obligation Bonds, Refunding Series 2016, 5.000%, 12/01/30	12/26 at 100.00	AA+	1,472,726

872	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	906,461

	Mooresville, North Carolina, Special Assessment Revenue Bonds, Series 2015:
945	4.375%, 3/01/25	No Opt. Call	N/R	929,540
1,600	5.375%, 3/01/40	3/25 at 100.00	N/R	1,561,904

	North Carolina Infrastructure Finance Corporation, Certificates of Participation, State Repair, Series 2007B:
3,750	5.000%, 6/01/22 – AMBAC Insured	6/17 at 100.00	AA+	3,822,150
3,750	5.000%, 6/01/23 – AMBAC Insured	6/17 at 100.00	AA+	3,821,775

	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011:
1,810	5.000%, 7/01/29	7/21 at 100.00	AA	2,006,982
9,375	5.000%, 7/01/36	7/21 at 100.00	AA	10,303,313
500	5.000%, 7/01/41	7/21 at 100.00	AA	549,510

1,000	Onslow County, North Carolina, Limited Obligation Bonds, Series 2016, 5.000%, 10/01/27	10/26 at 100.00	AA–	1,167,830

	Raleigh, North Carolina, Limited Obligation Bonds, Series 2014A:
455	5.000%, 10/01/33	10/24 at 100.00	AA+	511,684
750	5.000%, 10/01/34	10/24 at 100.00	AA+	840,675

2,950	Sampson Area Development Corporation, Sampson County, North Carolina, Installment Payment Revenue Bonds, Series 2010, 5.250%, 6/01/24 – AGM Insured	No Opt. Call	AA	3,340,315

2,445	Sampson County, North Carolina, Limited Obligaiton Bonds, Refunding Series 2015, 5.000%, 12/01/35	12/25 at 100.00	A1	2,688,449

1,000	Wilmington, North Carolina, Limited Obligation Bonds, Refunding Series 2016, 5.000%, 6/01/30	6/26 at 100.00	AA+	1,148,260

225	Wilmington, North Carolina, Storm Water Fee Revenue Bonds, Series 2007, 5.000%, 6/01/33 – AMBAC Insured	6/17 at 100.00	AA+	228,861

1,635	Wilson, North Carolina, Certificates of Participation, Public Facilities, Series 2007A, 5.000%, 5/01/25 – AGC Insured	5/17 at 100.00	AA	1,657,776
42,652	Total Tax Obligation/Limited			46,289,599

	Transportation – 19.8%

6,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.500%, 7/01/34	7/20 at 100.00	Aa3	6,610,380

10,280	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010B, 5.375%, 7/01/28 (Alternative Minimum Tax)	7/20 at 100.00	Aa3	11,210,030

5,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2007A, 5.000%, 7/01/36 – AMBAC Insured	7/17 at 100.00	Aa3	5,099,000

NUVEEN	39

Nuveen North Carolina Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2014A:
$4,000	5.000%, 7/01/32	7/24 at 100.00	Aa3	$4,438,800
5,000	5.000%, 7/01/33	7/24 at 100.00	Aa3	5,523,800
4,935	5.000%, 7/01/34	7/24 at 100.00	Aa3	5,431,214

	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015:
1,500	5.000%, 12/31/37 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	1,604,640
11,170	5.000%, 6/30/54 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	11,670,414

3,800	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3	4,109,244

25	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010B, 5.000%, 2/01/29	2/20 at 100.00	A3	26,865

	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
245	5.250%, 1/01/23 – AGC Insured	1/19 at 100.00	AA	259,737
115	5.125%, 1/01/24 – AGC Insured	1/19 at 100.00	AA	121,241
50	5.375%, 1/01/26 – AGC Insured	1/19 at 100.00	AA	53,420
10,710	5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	11,424,248

	North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Revenue Bonds, Series 2009B:
70	0.000%, 1/01/34 – AGC Insured	No Opt. Call	AA	34,787
3,760	0.000%, 1/01/35 – AGC Insured	No Opt. Call	AA	1,771,562
21,205	0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA	9,424,350
20,015	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA	8,695,116
15,615	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA	6,508,020

	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2010A:
1,000	5.000%, 5/01/26	No Opt. Call	Aa3	1,104,370
1,675	5.000%, 5/01/36	5/20 at 100.00	Aa3	1,819,050

	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2015A:
225	5.000%, 5/01/29	5/25 at 100.00	Aa3	256,523
300	5.000%, 5/01/30	5/25 at 100.00	Aa3	338,391

1,000	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2007, 5.000%, 5/01/37 – FGIC Insured (Alternative Minimum Tax)	5/17 at 100.00	AA+	1,012,570
127,695	Total Transportation			98,547,772

	U.S. Guaranteed – 25.0% (5)

	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007:
3,005	5.250%, 10/01/27 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (5)	3,111,167
2,275	5.250%, 10/01/38 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (5)	2,357,014

1,000	Asheville, North Carolina, Water System Revenue Bonds, Series 2007, 5.000%, 8/01/32 (Pre-refunded 8/01/17) – NPFG Insured	8/17 at 100.00	AA+ (5)	1,027,650

7,900	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 (Pre-refunded 4/01/18) – AGM Insured	4/18 at 100.00	AA (5)	8,309,615

5,140	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2008, 5.000%, 8/01/35 (Pre-refunded 8/01/18)	8/18 at 100.00	AA+ (5)	5,469,011

40	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

$295	Charlotte Housing Authority, North Carolina, Capital Fund Program Revenue Bonds, Strawn and Parktowne Rehabilitation Project, Series 2011, 4.550%, 12/01/31 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (5)	$329,547

3,050	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47 (Pre-refunded 1/15/18)	1/18 at 100.00	AA– (5)	3,184,780

1,135	Craven County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 6/01/23 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (5)	1,158,858

6,400	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41 (Pre-refunded 6/01/21)	6/21 at 100.00	AAA	7,278,528

1,000	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Series 2009B, 5.000%, 3/01/35 (Pre-refunded 3/01/19)	3/19 at 100.00	AA (5)	1,080,400

	Harnett County, North Carolina, Certificates of Participation, Series 2007A:
2,770	5.000%, 12/01/23 (Pre-refunded 12/01/17) – AGM Insured	12/17 at 100.00	AA (5)	2,883,875
1,520	5.000%, 12/01/24 (Pre-refunded 12/01/17) – AGM Insured	12/17 at 100.00	AA (5)	1,582,487

5,615	Harnett County, North Carolina, Enterprise System Revenue Bonds, Series 2007A, 5.000%, 5/01/27 (Pre-refunded 5/01/17) – AGM Insured	5/17 at 100.00	AA (5)	5,713,431

2,080	High Point, North Carolina, Combined Enterprise System Revenue Bonds, Series 2008, 5.000%, 11/01/33 (Pre-refunded 11/01/18) – AGM Insured	11/18 at 100.00	AAA	2,231,008

2,315	Johnston County, North Carolina, General Obligation Bonds, Public Improvement Series 2007, 5.000%, 2/01/24 (Pre-refunded 2/01/17) – FGIC Insured	2/17 at 100.00	AA+ (5)	2,331,575

3,180	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston Memorial Hospital Project, Series 2008A, 5.250%, 10/01/36 (Pre-refunded 4/01/18) – AGM Insured	4/18 at 100.00	AA (5)	3,354,964

3,875	Monroe, North Carolina, Combined Enterprise System Revenue Bonds, Series 2008A, 5.000%, 3/01/33 (Pre-refunded 3/01/18) – AGC Insured	3/18 at 100.00	AA (5)	4,063,829

1,265	Montgomery County, North Carolina, Certificates of Participation, Series 2007B, 5.000%, 2/01/30 (Pre-refunded 2/01/17) – AMBAC Insured	2/17 at 100.00	A (5)	1,273,944

1,005	North Carolina Capital Facilities Finance Agency, General Revenue Bonds, Duke University, Series 2009B, 5.000%, 10/01/38 (Pre-refunded 4/01/19)	4/19 at 100.00	AA+ (5)	1,084,837

	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A:
35	6.000%, 6/01/31 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (5)	37,531
60	6.125%, 6/01/35 (Pre-refunded 6/01/18)	6/18 at 100.00	BBB (5)	64,450

3,000	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Series 2009, 5.000%, 1/01/38 (Pre-refunded 1/01/19)	1/19 at 100.00	AA (5)	3,225,090

1,020	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1991A, 6.500%, 1/01/18 (ETM)	No Opt. Call	Aaa	1,080,098

5,320	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993, 6.000%, 1/01/18 – AMBAC Insured (ETM)	No Opt. Call	AAA	5,604,780

	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B:
15	6.000%, 1/01/22 – FGIC Insured (ETM)	No Opt. Call	A3 (5)	17,912
520	6.000%, 1/01/22 – RAAI Insured (ETM)	No Opt. Call	AA (5)	622,606
310	6.000%, 1/01/26 (ETM)	No Opt. Call	AAA	396,533

NUVEEN	41

Nuveen North Carolina Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

$340	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 2008A, 5.000%, 1/01/23 (Pre-refunded 1/01/18)	1/18 at 100.00	AAA	$354,538

5,700	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009B, 5.000%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	6,127,671

1,405	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33 (Pre-refunded 1/01/17) (Alternative Minimum Tax)	1/17 at 100.00	AA (5)	1,409,651

6,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2010A, 5.000%, 6/01/42 (Pre-refunded 6/01/20)	6/20 at 100.00	AA (5)	6,678,480

3,580	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/20 (Pre-refunded 11/01/17)	11/17 at 100.00	N/R (5)	3,715,181

2,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2008C, 5.250%, 1/01/20 (Pre-refunded 1/01/18)	1/18 at 100.00	AAA	2,090,240

995	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (5)	1,067,953

	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009:
500	5.750%, 6/01/26 (Pre-refunded 6/01/19)	6/19 at 100.00	AA (5)	553,460
3,500	6.000%, 6/01/34 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA (5)	3,895,675
1,500	6.000%, 6/01/36 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA (5)	1,669,575

	Pitt County, North Carolina, Certificates of Participation, Jail Facilities Project, Series 2007:
1,265	5.000%, 4/01/25 (Pre-refunded 4/01/18) – NPFG Insured	4/18 at 100.00	Aa2 (5)	1,330,590
1,175	5.000%, 4/01/26 (Pre-refunded 4/01/18) – NPFG Insured	4/18 at 100.00	Aa2 (5)	1,235,924
1,395	5.000%, 4/01/27 (Pre-refunded 4/01/18) – NPFG Insured	4/18 at 100.00	Aa2 (5)	1,467,331
1,240	5.000%, 4/01/28 (Pre-refunded 4/01/18) – NPFG Insured	4/18 at 100.00	Aa2 (5)	1,304,294

4,190	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27 (Pre-refunded 2/01/17)	2/17 at 100.00	AA+ (5)	4,219,833

1,000	Sampson County, North Carolina, Certificates of Participation, Series 2006, 5.000%, 6/01/34 (Pre-refunded 6/01/17) – AGM Insured	6/17 at 100.00	AA (5)	1,020,860

5,000	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2007, 5.000%, 12/01/36 (Pre-refunded 12/01/17)	12/17 at 100.00	AAA	5,207,150

4,000	University of North Carolina, Charlotte, General Revenue Bonds, Series 2007B, 5.000%, 4/01/32 (Pre-refunded 4/01/17) – AGM Insured	4/17 at 100.00	AA (5)	4,056,280

1,300	University of North Carolina, Greensboro, General Revenue Bonds, Series 2009A, 5.000%, 4/01/34 (Pre-refunded 4/01/19) – AGC Insured	4/19 at 100.00	AA (5)	1,407,952

2,115	Wake County, North Carolina, Limited Obligation Bonds, Series 2010, 5.000%, 1/01/37 (Pre-refunded 1/01/20)	1/20 at 100.00	AA+ (5)	2,330,667

1,975	Wilmington, North Carolina, Certificates of Participation, Series 2008A, 5.000%, 6/01/33 (Pre-refunded 6/01/18)	6/18 at 100.00	AA+ (5)	2,089,076

775	Wilmington, North Carolina, Storm Water Fee Revenue Bonds, Series 2007, 5.000%, 6/01/33 (Pre-refunded 6/01/17) – AMBAC Insured	6/17 at 100.00	N/R (5)	791,252

1,700	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 (Pre-refunded 4/01/17) – AMBAC Insured	4/17 at 100.00	Aa3 (5)	1,723,919
117,755	Total U.S. Guaranteed			124,623,072

	Utilities – 0.5%

1,000	Concord, North Carolina, Utilities Systems Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/33	6/26 at 100.00	Aa2	1,124,680

42	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$405	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A	$429,952

740	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/30	7/26 at 100.00	A	835,504
2,145	Total Utilities			2,390,136

	Water and Sewer – 9.8%

1,465	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/28	4/22 at 100.00	AA–	1,640,053

1,215	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Refunding Series 2014A, 5.000%, 6/01/40	6/24 at 100.00	AA+	1,344,483

3,600	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Refunding Series 2016, 5.000%, 8/01/28	8/26 at 100.00	AA+	4,246,380

	Carolina Beach, North Carolina, Enterprise Systems Revenue Bonds, Series 2016:
1,000	5.000%, 6/01/26	No Opt. Call	Aa3	1,181,770
2,605	4.000%, 6/01/41	6/26 at 100.00	Aa3	2,609,090

	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2015:
940	5.000%, 7/01/32	7/25 at 100.00	AAA	1,086,743
2,325	5.000%, 7/01/40	7/25 at 100.00	AAA	2,638,829

1,075	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2008, 5.000%, 7/01/38	7/18 at 100.00	AAA	1,130,105

2,350	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B, 5.000%, 7/01/38	7/20 at 100.00	AAA	2,579,501

250	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011, 5.000%, 2/01/41	2/21 at 100.00	AA	273,415

1,000	High Point, North Carolina, Combined Enterprise System Revenue Bonds, Series 2014, 5.000%, 11/01/39	11/24 at 100.00	AAA	1,119,820

600	Jacksonville City, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2016, 5.250%, 5/01/29	No Opt. Call	Aa3	717,294

1,000	Metropolitan Sewerage District of Buncombe County, North Carolina, Sewerage System Revenue Bonds, Series 2014, 5.000%, 7/01/39	7/24 at 100.00	AA+	1,108,280

	Oak Island, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2015:
3,185	5.000%, 6/01/34 – AGM Insured	6/25 at 100.00	AA	3,514,011
3,345	5.000%, 6/01/35 – AGM Insured	6/25 at 100.00	AA	3,675,118

4,000	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 6/01/33 – NPFG Insured	6/18 at 100.00	AA–	4,176,800

	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2016:
600	5.000%, 12/01/25	No Opt. Call	Aa3	710,118
740	5.000%, 12/01/28	12/26 at 100.00	Aa3	866,081

1,450	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2012A, 5.000%, 3/01/30	3/22 at 100.00	AAA	1,630,409

5,000	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2013A, 5.000%, 3/01/31	3/23 at 100.00	AAA	5,666,600

	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2015:
1,020	5.000%, 6/01/31	12/25 at 100.00	Aa1	1,165,197
500	5.000%, 6/01/32	12/25 at 100.00	Aa1	568,240

NUVEEN	43

Nuveen North Carolina Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

	Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2016A:
$1,150	5.000%, 6/01/25	No Opt. Call	AAA	$1,375,251
2,800	5.000%, 6/01/26	No Opt. Call	AAA	3,372,236
365	5.000%, 6/01/29	6/26 at 100.00	AAA	432,098
43,580	Total Water and Sewer			48,827,922
$500,442	Total Long-Term Investments (cost $489,606,371)			503,712,448
	Floating Rate Obligations – (1.9)%			(9,255,000)
	Other Assets Less Liabilities – 0.7%			3,501,603
	Net Assets – 100%			$497,959,051

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

44	NUVEEN

Nuveen Tennessee Municipal Bond Fund

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 105.3%

	MUNICIPAL BONDS – 105.3

	Education and Civic Organizations – 6.2%

$3,500	Claiborne County Industrial Development Board, Tennessee, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2010, 6.125%, 10/01/40	10/20 at 100.00	N/R	$3,671,710

	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009:
900	6.125%, 10/01/29	10/19 at 100.00	N/R	938,223
1,090	6.375%, 10/01/34	10/19 at 100.00	N/R	1,139,922
1,740	6.625%, 10/01/39	10/19 at 100.00	N/R	1,823,590

900	Franklin County Health and Educational Facilities Board, Tennessee, Revenue Bonds, University of the South, Refunding & Improvement Series 2014, 5.000%, 9/01/29	9/22 at 100.00	A+	996,255

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
660	5.000%, 11/01/27	11/21 at 100.00	A	715,011
1,300	5.000%, 11/01/28	11/21 at 100.00	A	1,404,052
1,295	5.000%, 11/01/29	11/21 at 100.00	A	1,395,298
1,495	5.000%, 11/01/30	11/21 at 100.00	A	1,604,703
710	5.000%, 11/01/31	11/21 at 100.00	A	760,382

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Lipscomb University, Refunding & Improvement Series 2016A:
610	5.000%, 10/01/30	10/26 at 100.00	BBB	651,108
640	5.000%, 10/01/31	10/26 at 100.00	BBB	678,227
670	5.000%, 10/01/32	10/26 at 100.00	BBB	706,160
705	5.000%, 10/01/33	10/26 at 100.00	BBB	740,158
745	5.000%, 10/01/34	10/26 at 100.00	BBB	777,311
780	5.000%, 10/01/35	10/26 at 100.00	BBB	812,565
1,065	5.000%, 10/01/41	10/26 at 100.00	BBB	1,121,605
1,695	5.000%, 10/01/45	10/26 at 100.00	BBB	1,780,920

1,250	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Refunding Series 2012D, 5.000%, 10/01/30	No Opt. Call	AAA	1,401,363

3,525	Shelby County Health, Educational and Housing Facility Board, Tennessee, Educational Facilities Revenue Bonds, Rhodes College, Series 2011, 5.500%, 8/01/40	8/21 at 100.00	A+	3,989,313

	Shelby County Health, Educational and Housing Facility Board, Tennessee, Educational Facilities Revenue Bonds, Rhodes College, Series 2015:
700	5.000%, 8/01/40	8/25 at 100.00	A+	761,516
1,000	5.000%, 8/01/45	8/25 at 100.00	A+	1,084,030
26,975	Total Education and Civic Organizations			28,953,422

	Health Care – 11.2%

1,010	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.250%, 10/01/33	10/18 at 100.00	A–	1,082,801

NUVEEN	45

Nuveen Tennessee Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004:
$1,520	5.000%, 10/01/18 – AGC Insured	No Opt. Call	AA	$1,610,820
760	5.000%, 10/01/22 – AGM Insured	10/19 at 100.00	AA	828,582

	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A:
500	5.000%, 10/01/34	10/24 at 100.00	BBB+	527,470
1,575	5.000%, 10/01/44	10/24 at 100.00	BBB+	1,635,905

810	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding & Improvement Series 2008, 5.750%, 4/01/41	4/18 at 100.00	A+	847,301

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A:
905	5.375%, 7/01/25	7/20 at 100.00	BBB+	985,102
200	5.625%, 7/01/30	7/20 at 100.00	BBB+	217,506
1,250	6.000%, 7/01/38	7/20 at 100.00	BBB+	1,362,775

1,000	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	BBB+	1,051,050

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007:
2,055	5.250%, 4/01/27	4/17 at 100.00	BBB+	2,070,577
4,000	5.250%, 4/01/36	4/17 at 100.00	BBB+	4,023,000

4,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2016, 5.000%, 9/01/47	9/26 at 100.00	BBB+	4,181,920

5,000	Knox County Health, Educational and Housing Facility Board, Tennesse, Hospital Revenue Bonds, Covenant Health, Refunding Series 2016A, 5.000%, 1/01/42	1/27 at 100.00	A	5,351,450

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A:
2,305	5.000%, 7/01/35	7/26 at 100.00	A3	2,508,024
1,165	5.000%, 7/01/40	7/26 at 100.00	A3	1,250,243
5,000	5.000%, 7/01/46	7/26 at 100.00	A3	5,333,150

10,000	Rutherford County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Ascension Health Group, Series 2010C, 5.000%, 11/15/40	11/19 at 100.00	AA+	10,764,798

5,000	Rutherford County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Ascension Health Group, Series 2012C, 5.000%, 11/15/47	11/21 at 100.00	AA+	5,523,250

1,000	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Le Bonheur Healthcare, Series 2012, 5.000%, 5/01/42	5/22 at 100.00	AA–	1,065,810
49,055	Total Health Care			52,221,534

	Housing/Multifamily – 4.6%

5,555	Hendersonville Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Hickory Pointe Project, Series 2010, 4.875%, 12/01/25	No Opt. Call	AA+	6,272,762

1,500	Kingsport Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Model City Apartments Project, Series 2009, 5.000%, 7/20/29	7/19 at 100.00	N/R	1,529,700

2,450	Knox County Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Eastowne Village Project, Refunding Series 2001, 4.000%, 6/01/31 (Mandatory put 6/01/21)	6/20 at 100.00	N/R	2,555,595

46	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$1,395	McMinnville-Warren County Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Beersheba Heights Towers, Series 2009, 5.500%, 11/20/39	10/19 at 100.00	N/R	$1,450,298

5,240	Metropolitan Government of Nashville & Davidson County Health and Educational Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Parkwood Villa Apartments Project, Series 2010, 4.600%, 3/01/40 (Mandatory put 3/01/25)	3/20 at 100.00	AA+	5,471,660

	Rutherford County Health and Educational Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Spring Valley Apartments Project, Series 2010A:
500	5.125%, 10/01/30	10/20 at 100.00	BBB	518,570
3,700	5.850%, 10/01/46	10/20 at 100.00	BBB	3,911,973
20,340	Total Housing/Multifamily			21,710,558

	Housing/Single Family – 1.0%

665	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2009-1, 5.000%, 7/01/29	7/18 at 100.00	AA+	679,258

	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2011-1A:
3,025	4.350%, 7/01/22 (Alternative Minimum Tax)	1/21 at 100.00	AA+	3,205,411
935	4.500%, 7/01/23 (Alternative Minimum Tax)	1/21 at 100.00	AA+	974,644
4,625	Total Housing/Single Family			4,859,313

	Long-Term Care – 1.7%

1,000	Blount County Health and Educational Facilites Board, Tennessee, Revenue Refunding Bonds, Asbury, Inc., Series 2016A, 5.000%, 1/01/37	1/25 at 102.00	N/R	1,019,810

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Blakeford at Green Hills, Refunding & Improvement Series 2012:
1,500	5.000%, 7/01/27	7/22 at 100.00	BBB	1,601,070
1,340	5.000%, 7/01/32	7/22 at 100.00	BBB	1,397,580
1,210	5.000%, 7/01/37	7/22 at 100.00	BBB	1,249,192

1,100	Shelby County Health, Educational and Housing Facility Board, Tennessee, Residential Care Facility Mortgage Revenue Bonds, The Village at Germantown, Series 2014, 5.250%, 12/01/44	12/24 at 100.00	N/R	1,063,986

1,500	Shelby County Health, Educational and Housing Facility Board, Tennessee, Residential Care Facility Mortgage Revenue Bonds, The Village at Germantown, Series 2012, 5.250%, 12/01/42	No Opt. Call	N/R	1,456,515
7,650	Total Long-Term Care			7,788,153

	Tax Obligation/General – 16.9%

	Franklin Special School District, Williamson County, Tennessee, General Obligation Bonds, Refunding & Improvement Series 2016:
1,000	5.000%, 6/01/25	No Opt. Call	Aa1	1,184,270
1,075	5.000%, 6/01/27	6/25 at 100.00	Aa1	1,261,136
1,445	5.000%, 6/01/28	6/25 at 100.00	Aa1	1,687,731
1,000	5.000%, 6/01/30	6/25 at 100.00	Aa1	1,153,170

1,260	Franklin Special School District, Williamson County, Tennessee, Limited Tax School Bonds, Series 1999, 0.000%, 6/01/20	No Opt. Call	Aa1	1,177,130

4,000	Memphis, Tennessee, General Obligation Bonds, Refunding General Improvement Series 2011, 5.000%, 5/01/36	5/21 at 100.00	AA	4,399,480

NUVEEN	47

Nuveen Tennessee Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$2,000	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Improvement Series 2015C, 5.000%, 7/01/26	7/25 at 100.00	AA	$2,354,620

585	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding & Improvement Series 2010A, 5.000%, 7/01/25	7/20 at 100.00	AA	648,864

	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding Series 2012:
1,150	5.000%, 7/01/22	No Opt. Call	AA	1,324,582
6,385	5.000%, 7/01/23	7/22 at 100.00	AA	7,314,464

10,000	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding Series 2016, 5.000%, 1/01/33	7/26 at 100.00	AA	11,457,798

2,500	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Tender Option Bond Trust 2015-XF0224, 16.325%, 7/01/27 (IF)	7/23 at 100.00	AA	3,927,700

600	Montgomery County, Tennessee, General Obligation Bonds, School & Public Improvement Series 2011, 5.000%, 4/01/21	No Opt. Call	AA+	677,994

	Putnam County, Tennessee, General Obligation Bonds, Refunding School Series 2001:
1,000	5.250%, 4/01/18 – FGIC Insured	No Opt. Call	Aa2	1,052,620
2,960	5.250%, 4/01/19 – FGIC Insured	No Opt. Call	Aa2	3,210,268
2,645	5.250%, 4/01/20 – FGIC Insured	No Opt. Call	Aa2	2,940,473

3,050	Sumner County, Tennessee, General Obligation Bonds, Refunding Series 2011, 5.000%, 6/01/23	6/21 at 100.00	AA+	3,444,731

5,000	Tennessee State, General Obligation Bonds, Refunding Series 2014B, 5.000%, 9/01/26	9/24 at 100.00	AAA	5,928,700

	Tennessee State, General Obligation Bonds, Refunding Series 2016B:
3,000	5.000%, 8/01/25	No Opt. Call	AAA	3,611,280
5,000	5.000%, 8/01/30	8/26 at 100.00	AAA	5,939,950

5,000	Tennessee State, General Obligation Bonds, Series 2011A, 5.000%, 10/01/21	No Opt. Call	AAA	5,725,250

	Tennessee State, General Obligation Bonds, Series 2014A:
1,000	5.000%, 9/01/33	9/24 at 100.00	AAA	1,151,570
675	5.000%, 9/01/34	9/24 at 100.00	AAA	774,272

	Tennessee State, General Obligation Bonds, Series 2015A:
1,535	5.000%, 8/01/34	8/25 at 100.00	AAA	1,766,509
1,250	5.000%, 8/01/35	8/25 at 100.00	AAA	1,435,438

1,435	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2004, 5.000%, 4/01/18	No Opt. Call	Aaa	1,509,792

1,730	Wilson County, Tennessee, General Obligation Bonds, Refunding Series 2012, 5.000%, 4/01/23	4/22 at 100.00	AA	1,970,020
68,280	Total Tax Obligation/General			79,029,812

	Tax Obligation/Limited – 9.1%

2,500	Bristol Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Pinnacle Project, Series 2016, 5.625%, 6/01/35	6/26 at 100.00	N/R	2,412,300

	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue, Bonds, Series 2010A-1:
1,425	5.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	1,565,462
1,000	5.000%, 7/01/22	7/20 at 100.00	A1	1,093,330
1,035	5.000%, 7/01/26	7/20 at 100.00	A1	1,115,461

4,250	Pigeon Forge Industrial Development Board, Tennessee, Revenue Bonds, Public Facility, Series 2011, 5.000%, 6/01/34	6/21 at 100.00	AA	4,572,108

48	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Refunding Series 2015B:
$1,500	5.000%, 11/01/35	No Opt. Call	AA+	$1,693,125
1,295	5.000%, 11/01/40	11/25 at 100.00	AA+	1,450,063

	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2015B:
4,160	5.000%, 11/01/33 (UB) (4)	11/25 at 100.00	AA+	4,723,139
6,225	5.000%, 11/01/34 (UB) (4)	11/25 at 100.00	AA+	7,041,907
5,000	5.000%, 11/01/40 (UB) (4)	11/25 at 100.00	AA+	5,598,700
10,000	5.000%, 11/01/45 (UB) (4)	11/25 at 100.00	AA+	11,148,600
38,390	Total Tax Obligation/Limited			42,414,195

	Transportation – 3.2%

	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2010B:
3,250	5.625%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	A	3,628,170
420	5.750%, 7/01/23 (Alternative Minimum Tax)	7/20 at 100.00	A	463,726
2,265	5.750%, 7/01/24 (Alternative Minimum Tax)	7/20 at 100.00	A	2,486,947

5,750	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Improvement Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A+	6,229,378

1,965	Metropolitan Nashville Airport Authority, Tennessee, Special Facility Revenue Bonds, Aero Nashville LLC Project, Refunding Series 2010, 5.200%, 7/01/26	7/20 at 100.00	Baa3	2,058,573
13,650	Total Transportation			14,866,794

	U.S. Guaranteed – 21.4% (5)

4,000	Blount County, Tennessee, General Obligation Bonds, Refunding Series 2011, 5.000%, 6/01/23 (Pre-refunded 6/01/21)	6/21 at 100.00	Aa2 (5)	4,549,080

5,000	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Series 2008A, 5.000%, 9/01/33 (Pre-refunded 3/01/18)	3/18 at 100.00	AA+ (5)	5,243,000

480	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004, 5.000%, 10/01/18 – AGM Insured (ETM)	No Opt. Call	AA (5)	513,154

240	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004, 5.000%, 10/01/22 (Pre-refunded 10/01/19) – AGM Insured	10/19 at 100.00	AA (5)	263,374

250	Franklin Special School District, Williamson County, Tennessee, General Obligation Bonds, Series 2009A, 5.000%, 6/01/33 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa1 (5)	272,263

5,000	Gallatin, Tennessee, Water and Sewer Revenue Bonds, Series 2008, 5.000%, 1/01/33 (Pre-refunded 1/01/18) – AGC Insured	1/18 at 100.00	Aa3 (5)	5,213,250

5,380	Hendersonville Utility District, Tennessee, Waterworks and Sewer Revenue Bonds, Series 2008, 5.250%, 2/01/38 (Pre-refunded 2/01/18) – AGM Insured	2/18 at 100.00	Aa3 (5)	5,640,769

2,190	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding & Improvement Series 2008, 5.750%, 4/01/41 (Pre-refunded 4/01/18)	4/18 at 100.00	N/R (5)	2,324,663

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C:
2,735	5.125%, 7/01/25 – NPFG Insured (ETM)	2/17 at 100.00	AA– (5)	2,754,063
9,570	5.250%, 7/01/28 – NPFG Insured (ETM)	2/17 at 100.00	AA– (5)	9,986,676

555	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	AA– (5)	558,868

NUVEEN	49

Nuveen Tennessee Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006:
$10,000	0.000%, 1/01/35 (Pre-refunded 1/01/17)	1/17 at 41.04	A (5)	$4,100,800
8,930	0.000%, 1/01/36 (Pre-refunded 1/01/17)	1/17 at 38.98	A (5)	3,478,682
1,955	0.000%, 1/01/38 (Pre-refunded 1/01/17)	1/17 at 35.16	A (5)	686,870
5,000	0.000%, 1/01/39 (Pre-refunded 1/01/17)	1/17 at 33.38	A (5)	1,667,800
1,800	0.000%, 1/01/40 (Pre-refunded 1/01/17)	1/17 at 31.68	A (5)	569,934
5,820	0.000%, 1/01/40 (Pre-refunded 1/01/17) – AGM Insured	1/17 at 31.68	AA (5)	1,842,787
18,145	0.000%, 1/01/42 (Pre-refunded 1/01/17)	1/17 at 28.53	A (5)	5,173,502

705	Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2007, 5.000%, 4/01/41 (Pre-refunded 4/01/17) – AGM Insured	4/17 at 100.00	AA+ (5)	714,919

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A:
2,355	5.000%, 10/01/39 (Pre-refunded 10/1/19) (UB)	10/19 at 100.00	N/R (5)	2,581,598
8,645	5.000%, 10/01/39 (Pre-refunded 10/1/19) (UB)	10/19 at 100.00	AA (5)	9,476,822

18,670	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Subordinate Lien Revenue Bonds, Volunteer Healthcare Systems Inc., Series 1988, 0.000%, 6/01/21 (ETM)	No Opt. Call	Aaa	16,934,622

2,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2008A, 5.000%, 5/15/33 (Pre-refunded 5/15/18)	5/18 at 100.00	AA+ (5)	2,112,100

715	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding & Improvement Series 2010A, 5.000%, 7/01/25 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (5)	796,210

1,495	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding Series 2012, 5.000%, 7/01/23 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (5)	1,725,798

2,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Healthcare, Series 2004, 5.250%, 9/01/27 (Pre-refunded 3/01/18) – AGM Insured	3/18 at 100.00	AA (5)	2,627,525

1,350	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement & Refunding Series 2009, 5.250%, 12/01/39 (Pre-refunded 12/01/19) – AGM Insured	12/19 at 100.00	AA (5)	1,499,216

545	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2009A, 5.000%, 5/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	AA+ (5)	591,963

1,000	Tennessee State, General Obligation Bonds, Series 2011A, 5.000%, 10/01/30 (Pre-refunded 10/01/21)	10/21 at 100.00	AAA	1,145,550

5,000	White House Utility District, Robertson and Sumner Counties, Tennessee, Water and Sewer Revenue Bonds, Refunding & Improvement Series 2006, 5.000%, 1/01/28 (Pre-refunded 1/01/17) – NPFG Insured	1/17 at 100.00	Aa3 (5)	5,017,850
132,030	Total U.S. Guaranteed			100,063,708

	Utilities – 15.0%

	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Series 2015A:
500	5.000%, 9/01/31	9/25 at 100.00	AA+	571,490
1,750	5.000%, 9/01/32	9/25 at 100.00	AA+	1,990,153

	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006:
1,000	5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A	1,033,820
3,250	5.000%, 12/15/19 – SYNCORA GTY Insured	No Opt. Call	A	3,498,593
2,725	5.000%, 12/15/20 – SYNCORA GTY Insured	No Opt. Call	A	2,971,068
8,775	5.000%, 12/15/21 – SYNCORA GTY Insured	No Opt. Call	A	9,616,172

50	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

	Clarksville, Tennessee, Electric System Revenue Bonds, Refunding Series 2015:
$665	5.000%, 9/01/27	9/24 at 100.00	Aa2	$764,457
2,000	5.000%, 9/01/30	9/24 at 100.00	Aa2	2,264,420
2,000	5.000%, 9/01/31	9/24 at 100.00	Aa2	2,257,060

	Clarksville, Tennessee, Electric System Revenue Bonds, Series 2010A:
1,160	5.000%, 9/01/34	9/20 at 100.00	Aa2	1,264,806
2,500	5.000%, 9/01/35	9/20 at 100.00	Aa2	2,725,875

670	Jackson Energy Authority, Tennessee, Gas System Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 6/01/28	6/25 at 100.00	Aa2	772,443

2,050	Knoxville, Tennessee, Electric System Revenue Bonds, Refunding Series 2015EE, 5.000%, 7/01/22	No Opt. Call	AA+	2,361,211

	Memphis, Tennessee, Gas System Revenue Bonds, Series 2016:
1,900	5.000%, 12/01/27	12/26 at 100.00	Aa1	2,246,693
2,295	5.000%, 12/01/30	12/26 at 100.00	Aa1	2,667,570

1,450	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Refunding Series 2015A, 5.000%, 5/15/27	5/25 at 100.00	AA+	1,682,276

11,250	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/15/36	5/21 at 100.00	AA+	12,382,198

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
1,395	5.250%, 9/01/21	No Opt. Call	A	1,575,876
1,755	5.250%, 9/01/22	No Opt. Call	A	1,986,906
3,130	5.250%, 9/01/24	No Opt. Call	A	3,496,680
2,520	5.250%, 9/01/26	No Opt. Call	A	2,839,410

2,100	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	2,325,771

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
450	5.000%, 2/01/19	No Opt. Call	A	477,819
100	5.000%, 2/01/21	No Opt. Call	A	110,589
250	5.000%, 2/01/22	No Opt. Call	A	277,433
600	5.000%, 2/01/23	No Opt. Call	A	664,254
100	5.000%, 2/01/24	No Opt. Call	A	109,367
4,760	5.000%, 2/01/27	No Opt. Call	A	5,250,518
63,100	Total Utilities			70,184,928

	Water and Sewer – 15.0%

1,830	Clarksville, Tennessee, Water, Sewer and Gas Revenue Bonds, Refunding Series 2002, 5.250%, 2/01/17 – AGM Insured	No Opt. Call	Aa2	1,843,377

1,000	Clarksville, Tennessee, Water, Sewer and Gas Revenue Bonds, Refunding Series 2016, 5.000%, 2/01/33	2/26 at 100.00	Aa2	1,130,980

	First Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2012A:
2,000	5.000%, 12/01/29	12/22 at 100.00	AA+	2,260,720
2,375	5.000%, 12/01/32	12/22 at 100.00	AA+	2,666,959

	Gallatin, Tennessee, Water and Sewer Revenue Bonds, Refunding & Improvement Series 2015:
1,655	5.000%, 1/01/31	1/25 at 100.00	AA	1,875,810
1,270	5.000%, 1/01/38	1/25 at 100.00	AA	1,410,678

NUVEEN	51

Nuveen Tennessee Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$2,525	Hallsdale-Powell Utility District, Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 4/01/36 – FGIC Insured	4/17 at 100.00	AA	$2,553,507

6,000	Harpeth Valley Utilites District of Davidson and Williamson Counties, Tennessee Utilities Revenue Bonds, Series 2014, 5.000%, 9/01/44	9/24 at 100.00	AA	6,636,180

1,500	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/25	No Opt. Call	AA	1,761,735

	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Refunding Series 2016:
2,870	5.000%, 9/01/34	9/25 at 100.00	AA	3,231,161
4,785	5.000%, 9/01/42	9/25 at 100.00	AA	5,325,657

1,315	Knox-Chapman Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Refunding and Improvement Series 2015, 5.000%, 1/01/31	1/25 at 100.00	AA–	1,490,447

3,000	Knox-Chapman Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2011, 5.250%, 1/01/36	1/21 at 100.00	AA–	3,303,780

1,525	Knoxville, Tennessee, Water System Revenue Bonds, Series 2013Z, 5.000%, 3/01/44	3/21 at 100.00	AAA	1,670,333

	Loudon, Tennessee, Water and Sewer Revenue Refunding Bonds, Series 2012A:
2,500	4.000%, 3/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	2,658,775
1,000	4.000%, 3/01/28 (Alternative Minimum Tax)	3/22 at 100.00	A+	1,027,400
2,000	5.000%, 3/01/32 (Alternative Minimum Tax)	3/22 at 100.00	A+	2,124,940

	Portland, Tennessee, Water and Sewer System Revenue Bonds, Refunding & Improvement Series 2016:
1,100	4.000%, 4/01/31	4/26 at 100.00	A–	1,140,777
1,675	4.000%, 4/01/37	4/26 at 100.00	A–	1,706,339

	Savannah Valley Utility District, Hamilton County, Tennessee, Waterworks Revenue Refunding Bonds, Series 2012-A:
535	5.000%, 6/01/19	No Opt. Call	AA	580,068
525	5.000%, 6/01/20	No Opt. Call	AA	582,157
585	5.000%, 6/01/21	No Opt. Call	AA	660,927
515	5.000%, 6/01/22	No Opt. Call	AA	590,530

	Shady Grove Utility District, Jefferson and Sevier Counties, Tennessee, Waterworks Revenue Bonds, Refunding Series 2016:
260	2.000%, 9/01/23	No Opt. Call	AA–	255,302
265	2.000%, 9/01/24	No Opt. Call	AA–	255,706
200	2.500%, 9/01/26	No Opt. Call	AA–	196,192
745	3.000%, 9/01/28	9/26 at 100.00	AA–	754,007
355	3.000%, 9/01/31	9/26 at 100.00	AA–	350,399
840	3.000%, 9/01/36	9/26 at 100.00	AA–	793,086

2,890	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement & Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA	3,111,576

	Watauga River Regional Water Authority, Tennessee, Waterworks Revenue Bonds, Series 2012:
500	5.000%, 7/01/34	7/22 at 100.00	A	519,715
4,385	5.000%, 7/01/42	7/22 at 100.00	A	4,555,708

4,995	West Wilson Utility District, Wilson County, Tennessee, Water Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 6/01/45	6/25 at 100.00	AA–	5,499,445

52	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

	White House Utility District, Robertson and Sumner Counties, Tennessee, Water and Sewer Revenue Bonds, Refunding Series 2016:
$1,425	4.000%, 1/01/28	1/26 at 100.00	AA+	$1,534,041
1,485	4.000%, 1/01/29	1/26 at 100.00	AA+	1,576,788
1,050	4.000%, 1/01/30	1/26 at 100.00	AA+	1,103,897
1,320	4.000%, 1/01/31	1/26 at 100.00	AA+	1,379,335
64,800	Total Water and Sewer			70,118,434
$488,895	Total Long-Term Investments (cost $478,972,125)			492,210,851
	Floating Rate Obligations – (5.8)%			(27,290,000)
	Other Assets Less Liabilities – 0.5%			2,421,506
	Net Assets – 100%			$467,342,357
(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NUVEEN	53

Statement of

Assets and Liabilities	November 30, 2016 (Unaudited)

	Georgia	Louisiana	North Carolina	Tennessee
Assets
Long-term investments, at value (cost $174,148,783, $138,928,549, $489,606,371 and $478,972,125, respectively)	$176,000,882	$140,687,810	$503,712,448	$492,210,851
Cash	1,000,420	—	—	797,345
Receivable for:
Interest	2,718,786	2,098,582	7,330,223	5,870,064
Investments sold	—	—	670,267	5,545,007
Shares sold	688,772	295,809	1,296,816	498,125
Other assets	1,992	2,064	37,986	64,200
Total assets	180,410,852	143,084,265	513,047,740	504,985,592
Liabilities
Cash overdraft	—	14,280	2,710,299	—
Floating rate obligations	3,380,000	750,000	9,255,000	27,290,000
Payable for:
Dividends	160,416	92,643	339,540	197,484
Investments purchased	—	2,170,380	—	5,419,394
Shares redeemed	474,934	291,708	2,347,195	4,246,856
Accrued expenses:
Management fees	75,276	60,005	209,072	197,491
Trustees Fees	1,983	1,530	40,835	65,777
12b-1 distribution and service fees	39,977	36,498	66,751	111,573
Other	62,815	55,526	119,997	114,660
Total liabilities	4,195,401	3,472,570	15,088,689	37,643,235
Net assets	$176,215,451	$139,611,695	$497,959,051	$467,342,357
Class A Shares
Net assets	$92,467,497	$90,738,606	$169,952,217	$278,894,962
Shares outstanding	8,669,294	8,334,745	15,981,201	24,236,417
Net asset value (“NAV”) per share	$10.67	$10.89	$10.63	$11.51
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$11.14	$11.37	$11.10	$12.01
Class C Shares
Net assets	$9,974,408	$9,668,552	$19,081,128	$20,740,397
Shares outstanding	939,073	892,545	1,794,937	1,808,011
NAV and offering price per share	$10.62	$10.83	$10.63	$11.47
Class C2 Shares
Net assets	$25,303,498	$20,322,387	$33,383,235	$73,160,886
Shares outstanding	2,381,540	1,875,786	3,138,104	6,366,574
NAV and offering price per share	$10.62	$10.83	$10.64	$11.49
Class I Shares
Net assets	$48,470,048	$18,882,150	$275,542,471	$94,546,112
Shares outstanding	4,558,850	1,729,909	25,797,867	8,228,079
NAV and offering price per share	$10.63	$10.92	$10.68	$11.49
Net assets consist of:
Capital paid-in	$181,093,856	$142,637,374	$492,272,612	$454,753,068
Undistributed (Over-distribution of) net investment income	13,628	45,434	(232,133)	2,390,658
Accumulated net realized gain (loss)	(6,744,132)	(4,830,374)	(8,187,505)	(3,040,095)
Net unrealized appreciation (depreciation)	1,852,099	1,759,261	14,106,077	13,238,726
Net Assets	$176,215,451	$139,611,695	$497,959,051	$467,342,357
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

54	NUVEEN

Statement of

Operations	Six Months Ended November 30, 2016 (Unaudited)

	Georgia	Louisiana	North Carolina	Tennessee
Investment Income	$3,694,361	$3,019,601	$9,251,955	$9,603,171
Expenses
Management fees	469,408	366,911	1,274,050	1,227,584
12b-1 service fees – Class A Shares	97,715	94,808	183,545	300,660
12b-1 distribution and service fees – Class C Shares	48,594	47,342	86,336	105,275
12b-1 distribution and service fees – Class C2 Shares	105,310	82,878	135,686	296,925
Shareholder servicing agent fees	32,428	25,453	86,885	71,809
Interest expense	20,073	4,181	54,782	161,705
Custodian fees	22,999	20,582	37,982	37,693
Trustees fees	2,700	2,096	7,437	7,227
Professional fees	18,722	17,438	27,125	26,861
Shareholder reporting expenses	10,654	9,916	18,002	20,636
Federal and state registration fees	2,653	2,885	5,700	5,029
Other	5,532	4,494	10,646	10,274
Total expenses	836,788	678,984	1,928,176	2,271,678
Net investment income (loss)	2,857,573	2,340,617	7,323,779	7,331,493
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(8,502)	(519,292)	274,992	450,293
Change in net unrealized appreciation (depreciation) of investments	(9,012,811)	(8,903,517)	(27,625,323)	(26,148,147)
Net realized and unrealized gain (loss)	(9,021,313)	(9,422,809)	(27,350,331)	(25,697,854)
Net increase (decrease) in net assets from operations	$(6,163,740)	$(7,082,192)	$(20,026,552)	$(18,366,361)

See accompanying notes to financial statements.

NUVEEN	55

Statement of

Changes in Net Assets	(Unaudited)

	Georgia		Louisiana
	Six Months Ended 11/30/16	Year Ended 5/31/15	Six Months Ended 11/30/16	Year Ended 5/31/15
Operations
Net investment income (loss)	$2,857,573	$5,627,690	$2,340,617	$4,181,609
Net realized gain (loss) from:
Investments	(8,502)	601,805	(519,292)	70,299
Swaps	—	(46,476)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(9,012,811)	(661,109)	(8,903,517)	1,388,311
Swaps	—	20,657	—	—
Net increase (decrease) in net assets from operations	(6,163,740)	5,542,567	(7,082,192)	5,640,219
Distributions to Shareholders
From net investment income:
Class A Shares	(1,608,598)	(3,268,750)	(1,589,379)	(3,078,132)
Class C Shares	(121,081)	(39,223)	(122,296)	(48,440)
Class C2 Shares	(384,608)	(988,378)	(311,885)	(833,782)
Class I Shares	(861,217)	(1,367,232)	(314,967)	(317,352)
Decrease in net assets from distributions to shareholders	(2,975,504)	(5,663,583)	(2,338,527)	(4,277,706)
Fund Share Transactions
Proceeds from sale of shares	20,692,085	26,293,915	20,133,557	19,377,228
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,969,361	3,375,354	1,786,624	3,214,464
	22,661,446	29,669,269	21,920,181	22,591,692
Cost of shares redeemed	(18,480,133)	(31,615,025)	(8,452,650)	(15,662,972)
Net increase (decrease) in net assets from Fund share transactions	4,181,313	(1,945,756)	13,467,531	6,928,720
Net increase (decrease) in net assets	(4,957,931)	(2,066,772)	4,046,812	8,291,233
Net assets at the beginning of period	181,173,382	165,314,944	135,564,883	109,628,347
Net assets at the end of period	$176,215,451	$163,248,172	$139,611,695	$117,919,580
Undistributed (Over-distribution of) net investment income at the end of period	$13,628	$205,131	$45,434	$241,036

See accompanying notes to financial statements.

56	NUVEEN

	North Carolina		Tennessee
	Six Months Ended 11/30/16	Year Ended 5/31/15	Six Months Ended 11/30/16	Year Ended 5/31/15
Operations
Net investment income (loss)	$7,323,779	$13,326,573	$7,331,493	$14,433,071
Net realized gain (loss) from:
Investments	274,992	104,850	450,293	(98,805)
Swaps	—	(47,841)	—	(53,360)
Change in net unrealized appreciation (depreciation) of:
Investments	(27,625,323)	(148,101)	(26,148,147)	525,503
Swaps	—	46,711	—	50,995
Net increase (decrease) in net assets from operations	(20,026,552)	13,282,192	(18,366,361)	14,857,404
Distributions to Shareholders
From net investment income:
Class A Shares	(2,592,169)	(5,326,571)	(4,745,583)	(9,633,875)
Class C Shares	(174,227)	(107,665)	(249,730)	(113,963)
Class C2 Shares	(405,362)	(1,128,919)	(1,037,065)	(2,396,356)
Class I Shares	(4,184,470)	(6,754,260)	(1,593,485)	(1,784,030)
Decrease in net assets from distributions to shareholders	(7,356,228)	(13,317,415)	(7,625,863)	(13,928,224)
Fund Share Transactions
Proceeds from sale of shares	70,305,321	86,983,980	46,282,180	55,701,922
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,313,394	8,996,515	6,426,586	10,790,452
	75,618,715	95,980,495	52,708,766	66,492,374
Cost of shares redeemed	(39,875,889)	(76,104,911)	(43,206,768)	(65,185,232)
Net increase (decrease) in net assets from Fund share transactions	35,742,826	19,875,584	9,501,998	1,307,142
Net increase (decrease) in net assets	8,360,046	19,840,361	(16,490,226)	2,236,322
Net assets at the beginning of period	489,599,005	407,632,757	483,832,583	441,804,420
Net assets at the end of period	$497,959,051	$427,473,118	$467,342,357	$444,040,742
Undistributed (Over-distribution of) net investment income at the end of period	$(232,133)	$(214,876)	$2,390,658	$1,881,775

See accompanying notes to financial statements.

NUVEEN	57

Financial

Highlights (Unaudited)

Georgia

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/86)
2017(g)	$11.21	$0.18	$(0.53)	$(0.35)	$(0.19)	$—	$(0.19)	$10.67
2016	11.04	0.39	0.17	0.56	(0.39)	—	(0.39)	11.21
2015	11.04	0.40	— **	0.40	(0.40)	—	(0.40)	11.04
2014	11.20	0.41	(0.17)	0.24	(0.40)	—	(0.40)	11.04
2013	11.14	0.41	0.07	0.48	(0.42)	—	(0.42)	11.20
2012	10.46	0.44	0.68	1.12	(0.44)	—	(0.44)	11.14
Class C (02/14)
2017(g)	11.17	0.13	(0.54)	(0.41)	(0.14)	—	(0.14)	10.62
2016	10.99	0.29	0.19	0.48	(0.30)	—	(0.30)	11.17
2015	11.00	0.30	— **	0.30	(0.31)	—	(0.31)	10.99
2014(e)	10.79	0.02	0.28	0.30	(0.09)	—	(0.09)	11.00
Class C2 (01/94)(f)
2017(g)	11.17	0.15	(0.55)	(0.40)	(0.15)	—	(0.15)	10.62
2016	11.00	0.33	0.17	0.50	(0.33)	—	(0.33)	11.17
2015	11.00	0.33	0.01	0.34	(0.34)	—	(0.34)	11.00
2014	11.17	0.35	(0.18)	0.17	(0.34)	—	(0.34)	11.00
2013	11.10	0.35	0.08	0.43	(0.36)	—	(0.36)	11.17
2012	10.43	0.38	0.67	1.05	(0.38)	—	(0.38)	11.10
Class I (02/97)
2017(g)	11.18	0.19	(0.55)	(0.36)	(0.19)	—	(0.19)	10.63
2016	11.00	0.41	0.18	0.59	(0.41)	—	(0.41)	11.18
2015	11.00	0.42	— **	0.42	(0.42)	—	(0.42)	11.00
2014	11.16	0.43	(0.17)	0.26	(0.42)	—	(0.42)	11.00
2013	11.10	0.44	0.06	0.50	(0.44)	—	(0.44)	11.16
2012	10.43	0.46	0.67	1.13	(0.46)	—	(0.46)	11.10

58	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(3.31)%	$92,467	0.83	%*	0.81	%*	3.16	%*	4%
5.28	96,938	0.83		0.82		3.50		16
3.65	89,014	0.83		0.82		3.57		11
2.27	97,333	0.83		0.82		3.83		9
4.34	109,963	0.81		0.80		3.67		10
10.89	104,821	0.84		0.83		4.03		16

(3.72)	9,974	1.63	*	1.61	*	2.35	*	4
4.45	8,325	1.62		1.61		2.65		16
2.73	3,480	1.62		1.61		2.68		11
2.82	298	1.63	*	1.62	*	2.69	*	9

(3.61)	25,303	1.38	*	1.36	*	2.61	*	4
4.64	28,958	1.38		1.37		2.96		16
3.10	30,258	1.38		1.37		3.02		11
1.61	34,234	1.38		1.37		3.29		9
3.90	38,589	1.36		1.35		3.12		10
10.24	34,504	1.39		1.38		3.48		16

(3.25)	48,470	0.63	*	0.61	*	3.36	*	4
5.47	46,953	0.63		0.62		3.69		16
3.83	40,496	0.63		0.62		3.76		11
2.46	33,450	0.63		0.62		4.04		9
4.58	40,839	0.61		0.60		3.87		10
11.07	42,782	0.64		0.63		4.23		16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the six months ended November 30, 2016.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	59

Financial Highlights (Unaudited) (continued)

Louisiana

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/89)
2017(g)	$11.62	$0.19	$(0.72)	$(0.53)	$(0.20)	$—	$(0.20)	$10.89
2016	11.40	0.41	0.24	0.65	(0.43)	—	(0.43)	11.62
2015	11.25	0.44	0.15	0.59	(0.44)	—	(0.44)	11.40
2014	11.32	0.45	(0.10)	0.35	(0.42)	—	(0.42)	11.25
2013	11.38	0.44	(0.06)	0.38	(0.44)	—	(0.44)	11.32
2012	10.55	0.47	0.83	1.30	(0.47)	—	(0.47)	11.38
Class C (02/14)
2017(g)	11.56	0.15	(0.73)	(0.58)	(0.15)	—	(0.15)	10.83
2016	11.35	0.32	0.23	0.55	(0.34)	—	(0.34)	11.56
2015	11.20	0.33	0.17	0.50	(0.35)	—	(0.35)	11.35
2014(e)	10.80	0.02	0.48	0.50	(0.10)	—	(0.10)	11.20
Class C2 (02/94)(f)
2017(g)	11.56	0.16	(0.73)	(0.57)	(0.16)	—	(0.16)	10.83
2016	11.35	0.35	0.23	0.58	(0.37)	—	(0.37)	11.56
2015	11.20	0.37	0.16	0.53	(0.38)	—	(0.38)	11.35
2014	11.28	0.39	(0.11)	0.28	(0.36)	—	(0.36)	11.20
2013	11.34	0.37	(0.05)	0.32	(0.38)	—	(0.38)	11.28
2012	10.51	0.41	0.83	1.24	(0.41)	—	(0.41)	11.34
Class I (02/97)
2017(g)	11.64	0.21	(0.72)	(0.51)	(0.21)	—	(0.21)	10.92
2016	11.43	0.44	0.23	0.67	(0.46)	—	(0.46)	11.64
2015	11.28	0.46	0.16	0.62	(0.47)	—	(0.47)	11.43
2014	11.35	0.47	(0.09)	0.38	(0.45)	—	(0.45)	11.28
2013	11.41	0.46	(0.06)	0.40	(0.46)	—	(0.46)	11.35
2012	10.58	0.49	0.83	1.32	(0.49)	—	(0.49)	11.41

60	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(4.68)%	$90,739	0.83	%*	0.82	%*	3.36	%*	4%
5.82	90,958	0.84		0.84		3.61		5
5.34	81,264	0.84		0.84		3.81		12
3.35	77,147	0.86		0.85		4.13		23
3.35	95,749	0.85		0.84		3.83		13
12.53	81,109	0.87		0.86		4.31		33

(5.08)	9,669	1.63	*	1.62	*	2.55	*	4
4.93	7,910	1.64		1.64		2.77		5
4.54	3,330	1.63		1.63		2.92		12
4.68	229	1.66	*	1.65	*	2.96	*	23

(4.98)	20,322	1.39	*	1.38	*	2.82	*	4
5.21	22,467	1.39		1.39		3.07		5
4.81	23,535	1.39		1.39		3.27		12
2.69	25,751	1.41		1.40		3.58		23
2.82	33,593	1.40		1.39		3.27		13
11.97	26,990	1.42		1.41		3.74		33

(4.49)	18,882	0.63	*	0.62	*	3.56	*	4
5.94	14,231	0.64		0.64		3.80		5
5.54	9,791	0.64		0.64		4.00		12
3.56	6,501	0.66		0.65		4.33		23
3.55	7,794	0.65		0.64		4.01		13
12.74	5,007	0.67		0.66		4.47		33

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the six months ended November 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	61

Financial Highlights (Unaudited) (continued)

North Carolina

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/86)
2017(g)	$11.21	$0.16	$(0.58)	$(0.42)	$(0.16)	$—	$(0.16)	$10.63
2016	10.95	0.34	0.26	0.60	(0.34)	—	(0.34)	11.21
2015	10.95	0.35	— **	0.35	(0.35)	—	(0.35)	10.95
2014	11.04	0.37	(0.08)	0.29	(0.38)	—	(0.38)	10.95
2013	11.07	0.39	(0.02)	0.37	(0.40)	—	(0.40)	11.04
2012	10.36	0.41	0.71	1.12	(0.41)	—	(0.41)	11.07
Class C (02/14)
2017(g)	11.20	0.11	(0.57)	(0.46)	(0.11)	—	(0.11)	10.63
2016	10.95	0.25	0.25	0.50	(0.25)	—	(0.25)	11.20
2015	10.94	0.26	0.01	0.27	(0.26)	—	(0.26)	10.95
2014(e)	10.63	0.04	0.36	0.40	(0.09)	—	(0.09)	10.94
Class C2 (10/93)(f)
2017(g)	11.21	0.13	(0.57)	(0.44)	(0.13)	—	(0.13)	10.64
2016	10.95	0.28	0.26	0.54	(0.28)	—	(0.28)	11.21
2015	10.95	0.29	— **	0.29	(0.29)	—	(0.29)	10.95
2014	11.04	0.31	(0.08)	0.23	(0.32)	—	(0.32)	10.95
2013	11.07	0.33	(0.02)	0.31	(0.34)	—	(0.34)	11.04
2012	10.36	0.35	0.72	1.07	(0.36)	—	(0.36)	11.07
Class I (02/97)
2017(g)	11.26	0.17	(0.58)	(0.41)	(0.17)	—	(0.17)	10.68
2016	10.99	0.36	0.27	0.63	(0.36)	—	(0.36)	11.26
2015	10.99	0.37	— **	0.37	(0.37)	—	(0.37)	10.99
2014	11.08	0.39	(0.08)	0.31	(0.40)	—	(0.40)	10.99
2013	11.10	0.41	— **	0.41	(0.43)	—	(0.43)	11.08
2012	10.40	0.44	0.70	1.14	(0.44)	—	(0.44)	11.10

62	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(3.82)%	$169,952	0.79	%*	0.77	%*	2.80	%*	4%
5.57	177,219	0.79		0.78		3.07		6
3.26	164,797	0.78		0.78		3.19		11
2.78	173,143	0.80		0.80		3.50		7
3.37	197,820	0.80		0.78		3.47		10
11.04	176,927	0.81		0.80		3.85		9

(4.12)	19,081	1.59	*	1.57	*	1.99	*	4
4.63	13,415	1.59		1.58		2.25		6
2.52	7,331	1.58		1.58		2.36		11
3.75	1,788	1.60	*	1.60	*	2.40	*	7

(4.01)	33,383	1.34	*	1.32	*	2.25	*	4
4.97	36,986	1.34		1.33		2.53		6
2.67	39,460	1.33		1.33		2.64		11
2.20	45,856	1.35		1.35		2.96		7
2.82	57,987	1.35		1.33		2.92		10
10.47	49,381	1.36		1.35		3.30		9

(3.70)	275,542	0.59	*	0.57	*	3.00	*	4
5.81	261,979	0.59		0.58		3.27		6
3.41	215,885	0.58		0.58		3.39		11
2.95	186,847	0.60		0.60		3.70		7
3.67	223,051	0.60		0.58		3.67		10
11.15	211,559	0.61		0.60		4.05		9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the six months ended November 30, 2016.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	63

Financial Highlights (Unaudited) (continued)

Tennessee

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (11/87)
2017(g)	$12.14	$0.18	$(0.62)	$(0.44)	$(0.19)	$—	$(0.19)	$11.51
2016	11.85	0.41	0.26	0.67	(0.38)	—	(0.38)	12.14
2015	11.82	0.40	0.02	0.42	(0.39)	—	(0.39)	11.85
2014	12.02	0.41	(0.17)	0.24	(0.39)	(0.05)	(0.44)	11.82
2013	12.04	0.41	0.03	0.44	(0.40)	(0.06)	(0.46)	12.02
2012	11.24	0.45	0.83	1.28	(0.45)	(0.03)	(0.48)	12.04
Class C (02/14)
2017(g)	12.10	0.14	(0.63)	(0.49)	(0.14)	—	(0.14)	11.47
2016	11.81	0.31	0.27	0.58	(0.29)	—	(0.29)	12.10
2015	11.79	0.30	0.01	0.31	(0.29)	—	(0.29)	11.81
2014(e)	11.49	0.03	0.36	0.39	(0.09)	—	(0.09)	11.79
Class C2 (10/93)(f)
2017(g)	12.12	0.15	(0.62)	(0.47)	(0.16)	—	(0.16)	11.49
2016	11.83	0.34	0.27	0.61	(0.32)	—	(0.32)	12.12
2015	11.80	0.33	0.02	0.35	(0.32)	—	(0.32)	11.83
2014	12.01	0.34	(0.18)	0.16	(0.32)	(0.05)	(0.37)	11.80
2013	12.02	0.34	0.05	0.39	(0.34)	(0.06)	(0.40)	12.01
2012	11.23	0.38	0.83	1.21	(0.39)	(0.03)	(0.42)	12.02
Class I (02/97)
2017(g)	12.12	0.20	(0.63)	(0.43)	(0.20)	—	(0.20)	11.49
2016	11.83	0.43	0.27	0.70	(0.41)	—	(0.41)	12.12
2015	11.80	0.42	0.02	0.44	(0.41)	—	(0.41)	11.83
2014	12.01	0.43	(0.18)	0.25	(0.41)	(0.05)	(0.46)	11.80
2013	12.02	0.43	0.05	0.48	(0.43)	(0.06)	(0.49)	12.01
2012	11.23	0.47	0.82	1.29	(0.47)	(0.03)	(0.50)	12.02

64	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(3.67)%	$278,895	0.84	%*	0.77	%*	3.04	%*	12%
5.78	301,829	0.82		0.78		3.40		10
3.54	291,997	0.79		0.78		3.35		3
2.11	304,426	0.80		0.79		3.54		3
3.72	367,265	0.79		0.78		3.33		8
11.64	334,205	0.82		0.81		3.84		16

(4.07)	20,740	1.64	*	1.57	*	2.24	*	12
4.95	19,186	1.61		1.57		2.56		10
2.64	8,775	1.58		1.57		2.50		3
3.40	1,547	1.60	*	1.59	*	2.42	*	3

(3.94)	73,161	1.39	*	1.32	*	2.49	*	12
5.21	80,706	1.37		1.33		2.86		10
2.98	84,804	1.34		1.33		2.80		3
1.45	93,355	1.35		1.34		3.00		3
3.26	121,645	1.34		1.33		2.78		8
10.99	97,520	1.37		1.36		3.28		16

(3.58)	94,546	0.64	*	0.57	*	3.24	*	12
6.00	82,111	0.62		0.58		3.59		10
3.75	58,465	0.59		0.58		3.54		3
2.24	42,477	0.60		0.59		3.75		3
4.01	36,091	0.59		0.58		3.53		8
11.79	24,687	0.62		0.61		4.01		16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the six months ended November 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	65

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Multistate Trust III (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Georgia Municipal Bond Fund (“Georgia”), Nuveen Louisiana Municipal Bond Fund (“Louisiana”), Nuveen North Carolina Municipal Bond Fund (“North Carolina”) and Nuveen Tennessee Municipal Bond Fund (“Tennessee”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The end of the reporting period for the Funds is November 30, 2016, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Louisiana
Outstanding when-issued/delayed delivery purchase commitments	$2,170,380

Investment Income

Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydowns gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

66	NUVEEN

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $1 million ($250,000 effective November 1, 2016) or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) equal to 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

NUVEEN	67

Notes to Financial Statements (Unaudited) (continued)

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Georgia	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$176,000,882	$—	$176,000,882

Louisiana
Long-Term Investments*:
Municipal Bonds	$—	$140,687,810	$—	$140,687,810

North Carolina
Long-Term Investments*:
Municipal Bonds	$—	$503,712,448	$—	$503,712,448

Tennessee
Long-Term Investments*:
Municipal Bonds	$—	$492,210,851	$—	$492,210,851
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

68	NUVEEN

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related

NUVEEN	69

Notes to Financial Statements (Unaudited) (continued)

borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	Georgia	Louisiana	North Carolina	Tennessee
Floating rate obligations: self-deposited Inverse Floaters	$3,380,000	$750,000	$9,255,000	$27,290,000
Floating rate obligations: externally-deposited Inverse Floaters	9,030,000	3,000,000	—	7,500,000
Total	$12,410,000	$3,750,000	$9,255,000	$34,790,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	Georgia	Louisiana	North Carolina	Tennessee
Average floating rate obligations outstanding	$3,380,000	$750,000	$9,255,000	$27,290,000
Average annual interest rate and fees	1.18%	1.11%	1.18%	1.18%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	Georgia	Louisiana	North Carolina	Tennessee
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—	$750,000	$9,255,000	$19,040,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	3,000,000	—	—
Total	$—	$3,750,000	$9,255,000	$19,040,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

70	NUVEEN

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 11/30/16		Year Ended 5/31/16
Georgia	Shares	Amount	Shares	Amount
Shares sold:
Class A	855,093	$9,538,565	616,191	$6,837,252
Class C	229,469	2,571,029	310,963	3,435,436
Class C2	14,465	158,582	20,912	231,278
Class I	754,567	8,423,909	1,428,896	15,789,949
Shares issued to shareholders due to reinvestment of distributions:
Class A	109,823	1,224,962	205,922	2,284,465
Class C	8,211	91,091	2,740	30,339
Class C2	21,985	244,490	51,485	569,120
Class I	36,812	408,818	44,426	491,430
	2,030,425	22,661,446	2,681,535	29,669,269
Shares redeemed:
Class A	(939,746)	(10,424,883)	(1,571,530)	(17,403,862)
Class C	(44,015)	(485,887)	(24,207)	(268,291)
Class C2	(247,295)	(2,750,764)	(431,836)	(4,770,614)
Class I	(433,452)	(4,818,599)	(831,865)	(9,172,258)
	(1,664,508)	(18,480,133)	(2,859,438)	(31,615,025)
Net increase (decrease)	365,917	$4,181,313	(177,903)	$(1,945,756)

NUVEEN	71

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 11/30/16		Year Ended 5/31/16
Louisiana	Shares	Amount	Shares	Amount
Shares sold:
Class A	855,974	$9,954,535	953,232	$10,912,626
Class C	265,475	3,076,815	288,218	3,273,180
Class C2	9,493	108,615	14,410	163,975
Class I	603,269	6,993,592	438,171	5,027,447
Shares issued to shareholders due to reinvestment of distributions:
Class A	111,553	1,284,437	209,652	2,396,495
Class C	7,854	89,907	2,892	33,058
Class C2	19,206	220,347	51,460	585,496
Class I	16,644	191,933	17,386	199,415
	1,889,468	21,920,181	1,975,421	22,591,692
Shares redeemed:
Class A	(463,521)	(5,310,524)	(891,032)	(10,166,794)
Class C	(65,027)	(742,826)	(18,101)	(206,168)
Class C2	(96,423)	(1,106,709)	(290,128)	(3,286,193)
Class I	(112,079)	(1,292,591)	(175,198)	(2,003,817)
	(737,050)	(8,452,650)	(1,374,459)	(15,662,972)
Net increase (decrease)	1,152,418	$13,467,531	600,962	$6,928,720

	Six Months Ended 11/30/16		Year Ended 5/31/16
North Carolina	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,680,251	$18,844,672	2,423,122	$26,720,435
Class C	660,438	7,435,252	536,737	5,920,797
Class C2	4,252	47,526	32,751	361,158
Class I	3,903,635	43,977,871	4,878,144	53,981,590
Shares issued to shareholders due to reinvestment of distributions:
Class A	201,135	2,245,218	405,238	4,472,593
Class C	12,835	142,942	7,930	87,568
Class C2	27,444	306,722	74,968	827,293
Class I	233,679	2,618,512	325,714	3,609,061
	6,723,669	75,618,715	8,684,604	95,980,495
Shares redeemed:
Class A	(1,710,130)	(18,780,792)	(3,592,381)	(39,596,408)
Class C	(75,567)	(835,571)	(38,355)	(422,554)
Class C2	(192,693)	(2,159,618)	(693,186)	(7,639,849)
Class I	(1,611,491)	(18,099,908)	(2,572,541)	(28,446,100)
	(3,589,881)	(39,875,889)	(6,896,463)	(76,104,911)
Net increase (decrease)	3,133,788	$35,742,826	1,788,141	$19,875,584

72	NUVEEN

	Six Months Ended 11/30/16		Year Ended 5/31/16
Tennessee	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,410,303	$17,147,352	1,893,679	$22,624,060
Class C	307,759	3,736,585	629,374	7,490,690
Class C2	8,915	107,503	51,574	611,288
Class I	2,079,426	25,290,740	2,099,909	24,975,884
Shares issued to shareholders due to reinvestment of distributions:
Class A	330,950	3,993,156	623,779	7,449,578
Class C	19,106	229,683	8,220	97,983
Class C2	69,844	841,666	153,811	1,834,174
Class I	113,173	1,362,081	118,073	1,408,717
	4,339,476	52,708,766	5,578,419	66,492,374
Shares redeemed:
Class A	(2,374,816)	(28,613,884)	(3,627,357)	(43,186,369)
Class C	(104,550)	(1,258,384)	(25,958)	(309,177)
Class C2	(371,058)	(4,482,032)	(946,141)	(11,269,008)
Class I	(739,976)	(8,852,468)	(874,895)	(10,420,678)
	(3,590,400)	(43,206,768)	(5,474,351)	(65,185,232)
Net increase (decrease)	749,076	$9,501,998	104,068	$1,307,142

5. Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Purchases	$15,035,578	$24,021,354	$54,968,381	$74,522,589
Sales and maturities	7,032,960	6,190,820	18,632,906	61,738,600

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of November 30, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Cost of investments	$170,737,503	$138,171,680	$480,263,592	$450,108,376
Gross unrealized:
Appreciation	$4,759,400	$5,994,904	$23,369,962	$23,588,707
Depreciation	(2,876,192)	(4,228,774)	(9,176,123)	(8,776,277)
Net unrealized appreciation (depreciation) of investments	$1,883,208	$1,766,130	$14,193,839	$14,812,430

NUVEEN	73

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to taxable market discount, treatment of notional principal contracts and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2016, the Funds’ last tax year end, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Capital paid-in	$(1)	$—	$(1,256,362)	$—
Undistributed (Over-distribution of) net investment income	(13,246)	(1,233)	(23,212)	(24,925)
Accumulated net realized gain (loss)	13,247	1,233	1,279,574	24,925

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2016, the Funds’ last tax year end, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Undistributed net tax-exempt income[1]	$545,469	$355,633	$915,982	$2,363,884
Undistributed net ordinary income[2]	61,960	—	—	—
Undistributed net long-term capital gains	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2016 through May 31, 2016, and paid on June 1, 2016.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2016, was designated for purposes of the dividends paid deduction as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Distributions from net tax-exempt income	$5,864,338	$4,483,896	$13,930,304	$13,889,850
Distributions from net ordinary income[2]	58,563	2,334	—	27,806
Distributions from net long-term capital gains	—	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of May 31, 2016, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Georgia	Louisiana	North Carolina	Tennessee
Expiration:
May 31, 2017	$2,634,690	$—	$1,649,881	$—
May 31, 2018	3,466,007	1,974,371	4,606,864	—
May 31, 2019	—	107,840	—	—
Not subject to expiration	634,933	2,162,832	2,205,752	3,387,217
Total	$6,735,630	$4,245,043	$8,462,497	$3,387,217

As of May 31, 2016, the Funds’ last tax year end, $1,256,363 of North Carolina’s capital loss carryforward expired.

During the Funds’ last tax year ended May 31, 2016, the following Funds utilized capital loss carryforwards as follows:

	Louisiana	North Carolina	Tennessee
Utilized capital loss carryforwards	$85,132	$178,750	$620,537

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

74	NUVEEN

The annual fund-level fee, payable monthly, for each Fund, is calculated according to the following schedule:

Average Daily Net Assets	Georgia	Louisiana	North Carolina	Tennessee
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750
For net assets over $5 billion	0.2500	0.2500	0.2500	0.2500

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2016, the complex-level fee for each Fund was 0.1621%.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the following Fund engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	Tennessee
Purchases	$581,225
Sales	—

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Sales charges collected	$115,027	$201,727	$124,260	$270,035
Paid to financial intermediaries	97,728	173,919	109,203	232,970

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

NUVEEN	75

Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Commission advances	$32,713	$50,799	$106,573	$69,239

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Georgia	Louisiana	North Carolina	Tennessee
12b-1 fees retained	$27,877	$29,003	$48,616	$60,768

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
CDSC retained	$993	$3,123	$16,094	$5,444

8. Borrowings Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. Subsequent Events

Uncommitted Line of Credit

On December 31, 2016, the following Funds borrowed the following amounts from the Unsecured Credit Line at an annualized interest rate of 2.02% on their respective outstanding balance.

	Louisiana	North Carolina	Tennessee
Outstanding balance at December 31, 2016	$611,491	$7,755,467	$1,609,049

76	NUVEEN

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	77

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

78	NUVEEN

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN	79

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MSA-MS5-1116P        22032-INV-B-01/18

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust III

By	(Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme Vice President and Secretary

Date: February 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: February 3, 2017

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: February 3, 2017